EXHIBIT 10.29

Amendment #1 dated December 31, 2002 to Agreement No. 20010259

This Amendment #1 to Agreement No. 20010259 (Amendment”) is being entered by and between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and Total Renal Care, Inc., a subsidiary of DaVita Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B (collectively, Dialysis Center”).

WHEREAS, Amgen and Dialysis Center entered into Agreement No. 20010259 (the Agreement”) effective January 1, 2002; and

WHEREAS, the parties now wish to amend the Agreement to extend the term for an additional year, to incorporate the terms and conditions for the purchase of Aranesp® (darbepoetin alfa) exclusively for the treatment of dialysis patients, and to modify certain incentive option provisions.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

SECTION 1.    Definitions: References.    Unless otherwise specifically defined herein, each term used in this Amendment which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect, and are hereby ratified and confirmed in all respects.

SECTION 2.    Amendment of Section 1. Term of Agreement:    Section 1 is hereby amended to extend the Term of the Agreement through December 31, 2003. Accordingly, Section 1 is amended and restated in its entirety to read as follows:

1.	Term of Agreement. The “Term” of this Agreement shall be defined as January 1, 2002 (“Commencement Date”) through December 31, 2003 (“Termination Date”).

Notwithstanding the foregoing, all payments, calculations, reconciliations, vesting, and other actions connected with Qualified Purchases made during the period January 1, 2002 through December 31, 2002, and the discounts and incentives for which Dialysis Center is eligible thereon, which are required by the Agreement to occur, be measured, or be performed at the end of or within specified periods in relation to the “Term”, shall continue to be required to occur, be measured, or be performed at or within the specified time periods so stated, as if the Term were to expire on December 31, 2002.

SECTION 3.    Amendment of Section 2. Dialysis Center Affiliates:    Section 2 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

2.

Dialysis Center Affiliates.    Only those Dialysis Center affiliates (‘Affiliates”) listed on Appendix B which is incorporated by reference hereto and made a part of this Agreement will be eligible to participate under this Agreement. Affiliates eligible to participate under this Agreement shall be facilities owned in whole or in part by Dialysis Center or for which Dialysis Center provides management or administrative services including such services as the purchasing and billing of EPOGEN® (Epoetin alfa) and Aranesp® (darbepoetin alfa) (collectively, “Products”). Additions to the Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center’s corporate headquarters and are subject to approval and acknowledgment by Amgen in writing, and such approval and acknowledgment shall not be unreasonably withheld, conditioned or delayed. Dialysis Center may delete Affiliates from participation in this Agreement at any time, in its sole discretion. Amgen requires reasonable notice before the effective date of change (the “Administrative Effective Date”) for any addition or deletion of Affiliates. Notwithstanding the immediately

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

preceding sentence, Amgen agrees to coordinate with Dialysis Center’s Authorized Wholesalers (as defined in Section 4 of the Agreement) [DELETED] any and all purchases made by Dialysis Center [DELETED] pursuant to which Dialysis Center is legally authorized to purchase Products for such added Affiliate [DELETED]; all such purchases by Dialysis Center during such period shall constitute “Qualified Purchases” under this Agreement and shall be included for purposes of eligibility and calculation of each and every discount and incentive provided hereunder and in Appendix A which is incorporated by reference hereto and made a part of this Agreement, including but not limited to [DELETED] set forth in Section 2 of Appendix A for EPOGEN® purchases and including but not limited to [DELETED] set forth in Section 1 of Appendix A for Aranesp®, so long as Amgen is not obligated to pay the same discount or incentive attributable to the same purchases to any person or entity other than Dialysis Center. Amgen reserves the right in its reasonable discretion to terminate any Affiliates with regard to participation in this Agreement. Termination of any Affiliate by Amgen shall be effective (a) immediately in instances in which Amgen determines, in its sole discretion, that such immediate termination is required by law or order of any court or regulatory agency or as a result of negligence or willful misconduct in the use or administration of Products by such Affiliate; or (b) upon thirty (30) days prior written notice to Dialysis Center in all other instances; provided, that such termination shall be effective before the expiration of such thirty (30) days where Dialysis Center requests or consents to such earlier termination.

SECTION 4.    Amendment of Section 3, Own Use:    Section 3 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

3.	Own Use. Dialysis Center hereby certifies that Products purchased hereunder shall be for Dialysis Center’s “own use” for the exclusive treatment of dialysis patients.

SECTION 5.    Amendment of Section 4. Authorized Wholesalers:    Section 4 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

4.	Authorized Wholesalers. Attached hereto as Appendix C is a complete list, as of the date of execution of this Amendment, of the wholesalers from which Dialysis Center intends to purchase Products. All of the wholesalers so designated by Dialysis Center are hereby approved by Amgen to participate in this program and are deemed “Authorized Wholesalers”. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the proposed change; provided, however, that Amgen will use its best efforts to accept a change on fewer than thirty (30) days’ notice. Amgen reserves the right, in its reasonable discretion, to reject or terminate, with reasonable notice, any wholesaler with regard to participation in this Agreement, so long as (a) Amgen rejects or terminates such wholesaler with respect to providing Products to any and all purchasers of Products, or (b) such wholesaler independently requests Amgen to remove it as an Authorized Wholesaler for Dialysis Center. Amgen also reserves the right, in its reasonable discretion, to accept wholesalers with regards to participation in this Agreement, but Amgen agrees that it shall accept any wholesaler designated by Dialysis Center which provides Products to other purchasers approved by Amgen. Dialysis Center agrees to request all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization designated by Amgen. In the event Amgen terminates any Authorized Wholesaler from which Dialysis Center is purchasing Products, Amgen will work with Dialysis Center to identify other possible Authorized Wholesalers from which Dialysis Center may purchase Products and/or, in the case of an emergency and subject to credit qualification as well as receipt and approval of an “Application for Direct Ship Account”, use reasonable efforts in attempting to establish a temporary direct purchase relationship between Dialysis Center and Amgen until such time as an alternative Authorized Wholesaler can be secured, which in no event shall exceed sixty (60) days. If Dialysis Center purchases directly from Amgen as contemplated immediately above, all purchases made from Amgen shall be deemed “Qualified Purchases” (as defined below) and all such purchases shall be accounted for in the calculation of the discounts and incentives provided for in this Agreement and in Appendix A.

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

SECTION 6.    Amendment of Section 5, Qualified Purchases:    Section 5 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

5.	Qualified Purchases. Only Products purchased under this Agreement by Dialysis Center through Authorized Wholesalers (or directly from Amgen as provided in Section 4 above), as confirmed by Amgen based on sales tracking data, will be deemed “Qualified Purchases”.

SECTION 7.    Amendment of Section 6, Commitment to Purchase:    Section 6 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

6.	Commitment to Purchase. Dialysis Center agrees to purchase Products for all of its dialysis use requirements for recombinant human erythropoietin, and Amgen agrees to supply through Authorized Wholesalers all orders as placed by Dialysis Center. Notwithstanding the foregoing, Amgen expressly acknowledges and agrees that Dialysis Center may participate in clinical trials involving the administration of other products for the management of anemia in dialysis patients. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center’s corporate headquarters in writing that Amgen cannot supply EPOGEN® or Aranesp® within and for the time period reasonably required by Dialysis Center. Any such notification shall be given by Amgen at least thirty (30) days prior to the date on which Amgen will cease supplying EPOGEN® or Aranesp® to Dialysis Center, unless an act or event described in Section 16 of the Agreement, or an order of a regulatory agency or other action arising out of patient safety concerns, requires the giving of shorter notice. In the event that Amgen fails to supply Dialysis Center with EPOGEN® or Aranesp® as ordered, Dialysis Center shall be entitled, at a minimum, to have the same proportion of its purchase orders fulfilled at all times as other purchasers of EPOGEN® or Aranesp® and, upon request, Amgen shall provide written assurances of same to Dialysis Center.

SECTION 8.    Amendment of Section 8, Discounts:    Section 8 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

8.

Discounts.    Dialysis Center shall qualify for discounts and incentives subject to material compliance with the terms and conditions of this Agreement as well as the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, and Amgen Inc. hereby guarantees Amgen’s obligation to pay all discounts earned by Dialysis Center hereunder. Discounts in arrears will be calculated in accordance with Amgen’s discount calculation policies based on Qualified Purchases using Amgen’s standard [DELETED] as the calculation price, except as otherwise provided hereunder or as set forth in Appendix A. Payment amounts, as calculated by Amgen, must equal or exceed $100.00 for the applicable period to qualify, and are subject to audit and final determination by arbitration, as provided in Appendix A hereto. Subject to the section entitled “Termination”, in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliate(s) (the “Acquired Party”) is acquired by another entity or a change of control otherwise occurs with respect to any Acquired Party, any discounts which may have been earned hereunder for all periods preceding such acquisition or change of control shall be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, subject to the conditions and requirements described herein. For purposes of all of the discounts paid in arrears contained herein, including, without limitation, those discounts and incentives provided in Appendix A, if any Affiliates are added to or deleted from this Agreement during any [DELETED] the period January 1, 2003 through December 31, 2003 of this Amendment, Amgen shall appropriately adjust Dialysis Center’s purchases for the relevant periods (x) for deleted Affiliates, by excluding purchases by such Affiliates effective from the effective date of their deletion and during the relevant [DELETED] used for comparison, or (y) for added Affiliates, by including any purchases made by such acquired Affiliates effective from the date they are added to the list of Affiliates on Appendix B and during the relevant [DELETED] used for comparison, and by including any purchases made by any de novo

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Affiliates commencing in the [DELETED] in which they commence operations. Amgen and Dialysis Center agree that, for purposes of determining eligibility for and calculation of all discounts and all incentives provided in this Agreement (including, without limitation, all discounts and incentives as are set forth in Appendix A), a Qualified Purchase of EPOGEN® or Aranesp® shall be deemed made on the date of invoice to Dialysis Center from an Authorized Wholesaler. Upon any termination of this Agreement, Amgen shall pay to Dialysis Center all discounts and incentives earned by Dialysis Center through the date of termination. Failure of Dialysis Center to qualify for or receive any particular discount or incentive hereunder shall not automatically affect its qualification for or receipt of any other discount or incentive provided under this Agreement.

SECTION 9.    Amendment of Section 9. Treatment of Discounts:    Section 9 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

9.	Treatment of Discounts. a) Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form (i.e., pricing, discount, or incentive), in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 11 28B(b) requires that a provider of services properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 11288(f). Dialysis Center also agrees that, if required by such statutes or regulations, it will (i) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (ii) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (iii) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished to Dialysis Center by Amgen concerning the amount or value of such discount. Dialysis Center’s corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center’s corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

b) In order to assist Dialysis Centers compliance with its obligations as set forth in Section 9(a) immediately above, Amgen agrees that, along with the [DELETED] delivery of its payment on the [DELETED] earned hereunder, it will provide to Dialysis Center a statement on a [DELETED] basis stating the incentives and discounts earned by Dialysis Center in a particular [DELETED] with the itemization Product purchases made in a particular [DELETED] and the [DELETED] (as defined in Appendix A, Section 3(b)), both broken down by Affiliates; and any other information that Dialysis Center may request that is reasonably available to Amgen and necessary for Dialysis Center to obtain in order to comply with its obligation as set forth in Section 9(a).

SECTION 10.    Amendment of Section 10, Data Collection:    Section 10 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

10.

Data Collection.    Dialysis Center agrees that it will at all times comply with all federal, state, or local laws or regulations relating to patient privacy of medical records, and that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that does not disclose the identity or name of any patient or other patient-identifying information such as address, telephone number, birth date, all or part of a social security number, medical record number or prescription number. Dialysis Center and Amgen agree that not later than April 1, 2003 they will use and accept only those patient identifiers compliant with the federal medical privacy standards codified under 45 C.F.R. parts 160 and 164 pursuant to the Health Insurance Portability and Accountability Act (“HIPAA”). Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN® in improving treatment outcomes and quality of life of dialysis patients. Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as part or all of the patient’s social security number) as a “case identifier” to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, Dialysis Center may agree from time to time, on terms to be negotiated separately by the parties, to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen and Amgen Inc. agree that they will maintain data supplied under this Agreement in confidence, they will not use such data to identify or contact any patient, and they will at all times comply with all federal, state, or local laws or regulations relating to patient records. [DELETED]. Amgen and Amgen Inc. shall not sell or resell any data obtained pursuant to this Agreement. Additionally, any use by Amgen or Amgen Inc. of any such data outside of Amgen, Amgen Inc. or Dialysis Center shall be in a format which does not identify Dialysis Center as the source of such data, unless otherwise permitted in writing by Dialysis Center. No reports by Amgen or Amgen Inc. concerning analyses of the data or the results of such research shall disclose the identity of any patient. Nothing in this Agreement shall limit Dialysis Center’s use of its own patient case data, including, without limitation, any and all data to be supplied to Amgen hereunder.

SECTION 11.    Amendment of Section 13. Warranties:    Section 13 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

13.	Warranties. Each party represents and warrants to the other that this Amendment (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Amendment on behalf of Dialysis Center specifically warrants and represents to Amgen that it is authorized to execute this Amendment on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Amendment. The parties executing this Amendment on behalf of Amgen and Amgen Inc. specifically warrant and represent to Dialysis Center that they are authorized to execute this Amendment on behalf of and have the power to bind Amgen and Amgen Inc. to the terms set forth in this Amendment. Amgen warrants that the Products purchased pursuant to this Agreement (a) are manufactured in accordance with all applicable federal, state and local laws and regulations pertaining to the manufacturing of the Products including without limitation, the Federal Food, Drug, and Cosmetic Act and implementing regulations, and meet all specifications for effectiveness and reliability as required by the United States Food and Drug Administration, and (b) when used in accordance with the directions on the labeling, are fit for the purposes and indications described in the labeling. Amgen agrees that it will promptly notify Dialysis Center once it determines that there has been any material defect in any of the Products delivered to Dialysis Center.

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

SECTION 12.    Amendment of Section 14, Notices:    Section 14 is hereby amended for the period January 1,2003 through December 31, 2003, as follows:

14.	Notices. Any notice or other communication required or permitted hereunder (excluding purchase orders) shall be in writing and shall be deemed given or made three (3) days after deposit in the United States mail with proper postage for first-class registered or certified mail prepaid, return receipt requested, or when delivered personally or by facsimile (receipt verified and confirmed by overnight mail), or one (1) day following traceable delivery to a nationally recognized overnight delivery service with instructions for overnight delivery, in each case addressed to the parties as follows (or at such other addresses as the parties may notify each other of in writing):

If to Dialysis Center:

Total Renal Care, Inc.

21250 Hawthorne Boulevard, Suite 800

Torrance, CA 90503-5517

Attn: Chief Financial Officer

Fax No.: (310) 792-9281

with a copy to:

Total Renal Care, Inc.

21250 Hawthorne Boulevard, Suite 800

Torrance, CA 90503-5517

Attn: General Counsel

Fax No.: (310) 792-0044

If to Amgen:

Amgen USA Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Gail Gilbotowski, Manager, Contract Administration

Fax No.: (805) 376-8554

with a copy to:

Amgen USA Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel

Fax No.: (805) 447-1000

If to Amgen Inc.:

Amgen Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Gail Gilbotowski, Manager, Contract Administration

Fax No.: (805) 376-8554

with a copy to:

Amgen Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel

Fax No.: (805) 447-1000

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

SECTION 13.    Amendment of Section 15. Compliance with Health Care Pricing and Patient Privacy Legislation and Statutes:    Section 15 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

15.	Compliance with Health Care Pricing and Patient Privacy Legislation and Statutes; Data Use Agreement. a) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party, in its sole discretion, with any existing federal, state or local statute, regulation or ordinance, or at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for Products, including but not limited to the enactment of any reimbursement rule, guideline, final program memorandum, coverage decision, pricing decision, instruction or the like by the Centers for Medicare and Medicaid Services (“CMS”) or any of Dialysis Centers Medicare fiscal intermediaries, or any change in reimbursement systems that in any manner reforms, modifies, alters, restricts or otherwise affects the reimbursement available to Dialysis Center for any of the Products, either party may, in its sole discretion, upon thirty (30) days notice, seek to modify this Agreement in accordance with the procedure referenced below or exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. If such affected Affiliate(s) does not so certify and is therefore excluded from participating in this Agreement, Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent that, if possible, the essential terms and the pricing structure [DELETED] shall be retained at least at the applicable tier as in effect immediately prior to such Affiliate’s exclusion. If the parties in good faith determine such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after ninety (90) days are unable to agree upon such a modification, Amgen shall be entitled to terminate the Agreement on no less than thirty (30) days’ notice. In the event there is a future change in Medicare, Medicaid, or other federal or state statute(s) or regulation(s) or in the interDretation thereof, which renders any of the material terms of this Aoreement unlawful or unenforceable, this Agreement shall continue only if amended by the Darties as a result of good faith negotiations as necessary to bring the Agreement into comDliance with such statute or regulation.

b) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party in its sole discretion, with any existing federal, state or local statute, regulation or ordinance relating to patient privacy of medical records, or at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days’ notice, seek to modify this Agreement. Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential terms of the affected incentive and pricing structure. If the parties in good faith determine that such modification is not possible, the parties shall seek to modify the Agreement in another manner acceptable to both parties. If the parties, after ninety (90) days, are unable to agree upon such a modification, either party shall be entitled to terminate the affected incentive upon thirty (30) days’ notice.

(c) Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement pursuant to which Dialysis Center may disclose a Limited Data Set of patient information to Amgen (as specified in the Data Use Agreement and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen’s Research and Public Health analyses and Dialysis Center’s Health Care Operations. Unless otherwise specifically defined in this Agreement, each capitalized term used in this

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Section 15(c) shall have the meaning assigned to such term by HIPAA. If Dialysis Center terminates the Data Use Agreement for any reason, Amgen shall be entitled to terminate this Agreement immediately. The parties acknowledge and agree that they have entered into a Data Use Agreement (“DUA”) in connection with the disclosure to Amgen of certain patient information, as described in Section 23 of this Agreement. Without limitation of the foregoing, Amgen and Dialysis Center agree to negotiate in good faith to further amend the Agreement and/or enter into such additional agreements to the extent necessary to allow Dialysis Center to disclose to Amgen patient data (including any individually identifiable health information), and to otherwise comply with the Standards of Privacy of Individually Identifiable Health Information (the “Standards”) promulgated or to be promulgated by the Secretary of Health and Human Services in accordance with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) or other related regulations or statutes. Dialysis Center and Amgen agree that they will fully comply with all such Standards and that they will amend the Agreement and/or enter into additional agreements in order to incorporate any material terms required by the Standards prior to the compliance date specified in the regulations for such Standards. Without limiting the generality of the foregoing, Amgen and Dialysis Center specifically agree to enter into such amendment(s) or agreement(s), as may be appropriate or necessary as determined by the parties, to permit the disclosure to and access and use by Amgen of patient data (including individually identifiable health information) in order to allow the provision by Amgen of the Good Pharmaceutical Practice Support Services for EPOGEN® as provided to Dialysis Center consistent with past practice and defined in Section 21 of this Agreement. In the event Dialysis Center and Amgen have not amended the Agreement and/or entered into such additional agreements by the compliance date for such Standards, and except for the obligations of the Parties under the DUA, (1) Dialysis Center shall be entitled to cease disclosure of patient data (including any individually identifiable health information) to Amgen in connection with Amgen’s provision of Good Pharmaceutical Practice Support Services as defined in Section 21 of this Agreement, and (2) Amgen shall be entitled to cease providing Good Pharmaceutical Practice Support Services, as defined in Section 21 of this Agreement, to Dialysis Center, in each case notwithstanding any past practice or as otherwise may be contemplated by the Agreement.”

SECTION 14.    Amendment of Section 18. Entire Agreement:    Section 18 is hereby amended for the period of January 1, 2003 through December 31, 2003, as follows:

18.	Entire Agreement. The Agreement (as modified by this Amendment) together with the DUA and all of the Appendices attached hereto and thereto, constitutes the entire understanding between the parties and supersedes all prior or oral written proposals, agreements or commitments pertaining to the subject matter herein and therein.

SECTION 15.    Amendment of Section 19. [DELETED]:    Section 19 is hereby amended for the period January 1, 2003 through December 31, 2003, as follows:

19.	[DELETED]

SECTION 16.    Addition of Section 21. Good Pharmaceutical Practice Supi,ort Services for EPOGEN®:    Section 21 is hereby added for the period January 1, 2003 through December 31, 2003, as follows:

21.	Good Pharmaceutical Practice Support Services for EPOGEN®: In order to advance the common clinical objectives of the parties under this Agreement, Amgen agrees to provide to Dialysis Center the following good pharmaceutical practice standard support services which it provides to all customers, at no additional cost or charge:

(a) Clinical support team of nephrology specialists who provide clinical information about anemia management, offer non-patient-specific advice about the use of EPOGEN® in the treatment of patients with end-stage renal disease, and answer general questions about EPOGEN®, anemia management, and reimbursement presented by a facility’s clinical staff;

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

(b) Patient education materials;

(c) EPOGEN® reimbursement hotline; and

(d) 24-hour emergency drug information service.

Amgen agrees to furnish such services only in cooperation with Dialysis Center’s facilities, in a manner consistent with Dialysis Center’s policies and procedures, and in accordance with the terms otherwise set forth in this Agreement, including without limitation Section 22 hereof.

SECTION 17.    Addition of Section 22, Access:    Section 22 is hereby added for the period January 1, 2003 through December 31, 2003, as follows:

22.	Access. Amgen agrees that it and its agents and employees shall, at all times, comply with all applicable laws and regulations, and with Dialysis Center’s general policies and procedures, regulations and guidelines regarding product promotion and access to Dialysis Center’s facilities and personnel. Amgen’s discussion of its Products shall be in compliance with all applicable laws and regulations.

SECTION 18.    Addition of Section 23 HIPAA Compliance/Data Use Agreement:    Section 23 is hereby added for the period January 1, 2003 through December 31, 2003, as follows:

23.	HIPAA Compliance/Data Use Agreement. Amgen and Dialysis Center acknowledge and agree that not later than April 14, 2003 certain of the patient information and data delivered to Amgen hereunder must be in a format that is compliant with the privacy standards of HIPAA. In connection with the foregoing, the Parties have executed and delivered, contemporaneously herewith, a Data Use Agreement (“DUA”) which specifies the limited data set format of patient information that may be delivered to Amgen under this Agreement and the DUA. The parties acknowledge and agree that the rights and obligations of the parties under the DUA are a supplement to the rights and obligations hereunder.

SECTION 19.    Amendment to Appendix A: Discount Pricing. Schedule, and Terms:    Appendix A is hereby amended and restated in its entirety for the period of January 1, 2003 through December 31, 2003 to read as follows:

1.	Pricing—Aranesp®. During the period January 1, 2003 through December 31, 2003, Dialysis Center may purchase Aranesp® through Authorized Wholesalers at [DELETED], which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Resulting prices do not include any wholesaler markup, service fees, or other charges. No other discounts, including discounts in arrears, are applicable to Aranesp purchased under this Agreement.

2.	Pricing—EPOGEN®. During the period January 1, 2003 through December 31, 2003, Dialysis Center may purchase EPOGEN® through Authorized Wholesalers at [DELETED], which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Notwithstanding any such change(s), the [DELETED] that is applicable to Dialysis Center throughout the Term shall be the [DELETED]. Resulting prices do not include any wholesaler markup, service fees, or other charges. In the event that [DELETED] are effectuated at any time [DELETED] Dialysis Center’s [DELETED] for Qualified Purchases of EPOGEN® shall [DELETED]. All discounts earned in arrears during the Term of the Amendment shall be calculated based upon the [DELETED] of this Agreement, such that any [DELETED] contained in any of the discounts or incentives set forth in this Appendix A shall [DELETED] in the [DELETED].

3.	[DELETED]. Dialysis Center may qualify for a [DELETED] provided it meets the criteria described below in this Section 3. The [DELETED] is designed to improve patient outcomes by encouraging [DELETED].[1]

a.	Requirements: In order to qualify for the [DELETED] during the period January 1, 2003 through December 31, 2003, Dialysis Center’s aggregate Qualified Purchases of EPOGEN® and Aranesp® by all

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Affiliates as listed on Appendix B on the effective date of this Amendment and all new approved Affiliates (whether by acquisition, to the extent that either Amgen or Dialysis Center can provide adequate data concerning such Affiliates’ purchases for the same time period from 2001, or de novo) must equal or exceed [DELETED] of the aggregate Qualified Purchases of EPOGEN® by those same Affiliates for the same [DELETED] from 2001 as set forth in the [DELETED] contained in section 5(a) below, and as adjusted pursuant to section 5(a) (the [DELETED]). The [DELETED] shall be calculated using the formula described in Section 5(a) below. In addition, no more than [DELETED] of Dialysis Center’s [DELETED] taken on an overall basis (and not separately for each Affiliate) may have [DELETED] (as defined in Section 3(b) below) [DELETED] during the applicable [DELETED] of the period January 1, 2003 through December 31, 2003. If either of these criteria is not met during any given [DELETED] of the period January 1, 2003 through December 31, 2003, Dialysis Center will not qualify for the [DELETED] during that [DELETED]. Failure of Dialysis Center to qualify for the [DELETED] during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED] of the period January 1, 2003 through December 31, 2003, nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. Notwithstanding the foregoing, if Dialysis Center has not satisfied the [DELETED] for any particular [DELETED], then, at the end of the Term of this Agreement, Amgen will conduct an analysis to determine if Dialysis Center has achieved the required [DELETED]. If Dialysis Center has achieved the [DELETED], Amgen will [DELETED]. Reconciliation payments will be made [DELETED]. [DELETED] a reconciliation payment, the payment will be made within [DELETED] after [DELETED], and receipt by Amgen of all required Data as set forth in Section 3(a)(i) below. [DELETED] a reconciliation payment, [DELETED] will pay [DELETED] within [DELETED] after receipt of [DELETED].

In order to participate in the [DELETED], Dialysis Center must also provide the following data items to Amgen or to a data collection vendor specified and paid for by Amgen, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. In those cases in which Amgen directs Dialysis Center to submit the following information to a data collection vendor, Dialysis Center shall be deemed to have timely submitted the information to such data collection vendor so long as it does so on a [DELETED] basis and no later than [DELETED] days after the end of each [DELETED], regardless of the date on which such vendor, in turn, submits such information to Amgen:

1	[DELETED]

i)	all [DELETED] for each dialysis patient, the date of each test, and a consistent, unique, alphanumeric identifier (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), along with the name, address and phone number of the particular Affiliate at which each patient received treatment (collectively, the “Data”); provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center. Amgen may utilize the Data for any legal purpose, and reserves the right to audit all Data, provided that any audit shall not permit access to information disclosing the identity of any patient. Under no circumstances on or after April 1, 2003 should the Data include any patient identifiable information including, without limitation, name, address, telephone number, birth date, all or part of a social security number, medical record number or prescription number. The identity of the Affiliate and of the account submitting the Data and any association with the Data will remain confidential. The [DELETED] must be derived from [DELETED] taken immediately before dialysis treatment using any [DELETED] testing method [DELETED] and must be reported to the [DELETED], and must be submitted [DELETED] in a format acceptable to Amgen. Hand written reports are not acceptable; only electronic submission of the Data will be accepted, and

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ii)	upon execution of this Amendment, Dialysis Center shall simultaneously provide to Amgen an executed “Certification Letter”, a copy of which is attached hereto as Exhibit #1. Amgen hereby acknowledges that it has received such required Certification Letter, in a form and substance satisfactory to Amgen. Delivery of such Certification Letter shall serve to qualify Dialysis Center’s participation in the [DELETED] throughout the period January 1,2003 through December 31, 2003 of this Agreement for the limited purpose of certification of the accuracy of the data submitted to Amgen hereunder.

b.	Calculation: Assuming Dialysis Center has fulfilled all requirements as described in Section 3(a) above, the [DELETED] for Dialysis Center will be calculated as follows:

The [DELETED] for each dialysis patient will be based upon the average of all [DELETED] gathered for each patient during the applicable [DELETED] of the period January 1, 2003 through December 31, 2003. The [DELETED] of all dialysis patients with [DELETED], will be determined by [DELETED] the total [DELETED] of dialysis patients with [DELETED] by the total [DELETED] of dialysis patients treated by Dialysis Center during that [DELETED].

c.

Payment:    The [DELETED] will be calculated on a [DELETED] basis and paid to Dialysis Center’s corporate headquarters within [DELETED] days after receipt by Amgen of all required data. If any Affiliates are added to or deleted from this Agreement during any [DELETED] of the period January 1, 2003 through December 31, 2003, Amgen shall appropriately adjust Dialysis Center’s purchases for the relevant periods by including any purchases made by any acquired Affiliates during the relevant [DELETED] and also during the period(s) used for comparison, and by including any purchases made by any de novo Affiliates commencing in the [DELETED] in which they commence operations, and by excluding any purchases made by any deleted Affiliates during the relevant [DELETED] and also during the period(s) used for comparison. Payment is contingent upon meeting the [DELETED] and receipt by Amgen of all required [DELETED] Data for each corresponding [DELETED]. If the Data is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required Data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced in Section 3(a) above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced in Section 3(a) above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to those Affiliates that have submitted the required data during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required Data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. At any time during the period January 1, 2003 through December 31, 2003 of this Agreement, if Amgen determines that any Affiliate(s) is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED]. [DELETED] payments will be made based upon the Data received from the previous [DELETED], and will equal a percentage of Dialysis Center’s total Qualified Purchases of EPOGEN® during that [DELETED] (exclusive of any Qualified Purchases of EPOGEN® made by Dialysis Center or any Affiliate not meeting the Data submission requirements described above) as governed by the [DELETED] schedule listed below. If Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen and Dialysis Center will work collaboratively in resolving such matters. Notwithstanding the foregoing, payment for any period from January 1, 2003 through

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

December 31, 2003 that is not equivalent to a complete [DELETED] will be based on an average of the Data that is available for that period. If the EPOGEN® package insert language or the National Kidney Foundation’s Kidney Disease Outcomes Quality Initiative Guidelines change, then Amgen and Dialysis Center will meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change, with the intent to retain the essential terms of the [DELETED]. If the parties, after ninety (90) days, are unable to agree upon such a modification, Amgen shall be entitled to terminate the [DELETED], Amgen warrants and represents that, as of the execution date of this Amendment, it has not submitted to any United States regulatory authorities any proposed changes to the EPOGEN® package insert that would materially affect the [DELETED] throughout the Term of this Amendment. In addition, at the [DELETED], Amgen will conduct an analysis to determine if Dialysis Center has achieved the [DELETED] (contemplated by Section 3(a) above) throughout the period January 1, 2003 through December 31, 2003. If [DELETED] Dialysis Center has achieved the [DELETED], then Amgen will perform a reconciliation calculation in connection with all previous [DELETED] calculations and appropriately adjust the [DELETED] for all relevant [DELETED] during the period January 1, 2003 through December 31, 2003 in which a [DELETED] was not paid based upon the failure of Dialysis Center to attain the minimum [DELETED] growth requirement (as referenced in Section 3(a) above). However, if at the [DELETED], the [DELETED] has not been met, Amgen will perform a reconciliation calculation in connection with all previous [DELETED] payments of the period January 1, 2003 through December 31, 2003, which may result in [DELETED]. The [DELETED] payment and any other discount or incentive earned in arrears (other than the [DELETED] set forth in Section 4 below) corresponding to the last [DELETED] of the Term ([DELETED]), if any, shall not be due and owing until, and shall be subject to, reconciliation by Amgen. Reconciliation payments will be made by [DELETED], within [DELETED] days after the [DELETED] and receipt by Amgen of all required Data as set forth in Section 3(a)(i) above.

[DELETED] of all dialysis patients with [DELETED]	[DELETED] Percent [DELETED] as defined	[DELETED] Percent [DELETED] as defined	[DELETED] Percent [DELETED] as defined
package insert	in Section 5(a)	in Section 5(a)	in Section 5(a)
[DELETED]	[DELETED]	[DELETED]	[DELETED]

Dialysis Center shall have the right, at its own cost and expense, at all times to audit all Data and all calculations relevant to the determination of eligibility for and amount of [DELETED] to be awarded to Dialysis Center hereunder. The parties shall meet and confer in good faith to resolve any disagreements arising out of these matters. If the parties are unable to resolve any such disagreement within ninety (90) days, the parties shall submit such disagreement to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the parties shall be entitled to expanded discovery. Dialysis Center and Amgen shall each name one arbitrator, and the arbitrators so chosen shall, within thirty (30) days thereafter, name a third neutral arbitrator. The arbitration award, as decided by a majority of the arbitrators, may be entered as a judgment in accord with applicable law by any court having jurisdiction. Venue for the arbitration shall be Los Angeles County, California. Each party shall be responsible for its own attorneys’ fees, and the costs of the arbitration and of the arbitrators shall be shared equally by the parties; provided, however, that if the decision of the arbitrators finds that either of the parties has acted in bad faith, the party acting in bad faith alone shall be required to bear one hundred percent (100%) of the costs and expenses of the arbitration and of the arbitrators, as well as one hundred percent of the attorney’s fees of the other party. The arbitrators shall have the authority to award interest in respect to any monetary award.

d.

Vesting:    Dialysis Center’s [DELETED] will vest [DELETED], subject to the reconciliation referenced above, and will be paid in accordance with the terms and conditions described in this Section 3. In the event that the [DELETED] paid to Dialysis Center [DELETED] exceed Dialysis Center’s [DELETED] the difference between the [DELETED] paid and the [DELETED] within [DELETED] after Dialysis Centers

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

receipt of [DELETED]. Similarly, in the event that Dialysis Center’s [DELETED] exceeds the [DELETED] that have been paid to Dialysis Center, [DELETED] the difference between the [DELETED] and the [DELETED] paid.

e.	[DELETED] Data Submission: To participate in the [DELETED], Dialysis Center must electronically submit [DELETED], rather than [DELETED], measurements. Such measurements must be submitted for all dialysis patients at each Affiliate whose test results are actually determined in labs owned and operated by Dialysis Center along with all other information described in Section 3(a) above. Amgen no longer accepts [DELETED] test results.

4.

[DELETED].    Dialysis Center shall be eligible to receive a [DELETED] if certain data elements are transmitted electronically to Amgen. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to Dialysis Center during the applicable [DELETED]. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED] of the period January 1, 2003 through December 31, 2003, nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. In order to qualify for the [DELETED], the following [DELETED] must be submitted to Amgen by all Affiliates pursuant to Section 15(c) of the Agreement in an electronic format acceptable to Amgen (Excel; Lotus 123.wki; or text file that is tab delimited, comma delimited, or space delimited): Facility ID, Patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), peritoneal dialysis (“PD”) denotation (a PD patient shall be defined as a patient who receives at least one (1) peritoneal dialysis treatment during a given month), [DELETED] delivered for each patient per treatment (but only for patients of Affiliates using the CRIS or Snappy systems), [DELETED] for each patient once per [DELETED], and all [DELETED] with their corresponding draw dates for each patient; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center. Such [DELETED] must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame set forth herein for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame set forth herein for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to those Affiliates that have submitted the required data during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen reasonably determines that any Affiliate is consistently not submitting the required data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use its best efforts to notify Dialysis Center in writing, no later than [DELETED] after the receipt and acceptance by Amgen of the Data, of the identity of all those Affiliates, if any, which have failed to meet the Data submission requirements for that [DELETED]. Amgen reserves the right in its sole discretion to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED]. Amgen will remit any earned [DELETED] payments within [DELETED] days after the end of each [DELETED], contingent upon receipt by Amgen of all required data. The [DELETED] will vest at the end of each [DELETED] and will be reconciled at the end of each [DELETED] based on the actual Qualified Purchases of EPOGEN® made by Dialysis Center during such [DELETED]. The reconciliation payment will be made within [DELETED] days after the end of such [DELETED]. In addition to the foregoing, the [DELETED] will also be subject to reconciliation [DELETED] and Amgen may withhold

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

payment of the [DELETED] payment subject to such reconciliation. The final reconciliation payment will be made within [DELETED] days of the [DELETED], contingent upon receipt by Amgen of all required data. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all Data and all calculations relevant to the determination of eligibility for and amount of [DELETED] to be paid to Dialysis Center hereunder.

The parties shall meet and confer in good faith to resolve any disagreements arising out of these matters. If the parties are unable to resolve any such disagreement within ninety (90) days, the parties shall submit such disagreement to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the parties shall be entitled to expanded discovery. Dialysis Center and Amgen shall each name one (1) arbitrator, and the arbitrators so chosen shall, within thirty (30) days thereafter, name a third neutral arbitrator. The arbitration award, as decided by a majority of the arbitrators, may be entered as a judgment in accord with applicable law by any court having jurisdiction. Venue for the arbitration shall be Los Angeles County, California. Each party shall be responsible for its own attorneys’ fees, and the costs of the arbitration and of the arbitrators shall be shared equally by the parties; provided, however, that if the decision of the arbitrators finds that either of the parties has acted in bad faith, the party acting in bad faith alone shall be required to bear one hundred percent (100%) of the costs and expenses of the arbitration and of the arbitrators, as well as one hundred percent of the attorney’s fees of the other party. The arbitrators shall have the authority to award interest in respect to any monetary award.

5.	[DELETED]. Dialysis Center may qualify for the [DELETED] as described below.

a.	Calculation: Dialysis Center’s [DELETED] will be calculated in accordance with the following formula.

Where                                         [DELETED] = AxB

A = [DELETED] of EPOGEN® during the relevant [DELETED] by all Affiliates.

B = A percent in accordance with the [DELETED] schedule listed below.

C = [DELETED].

D = [DELETED].

[DELETED]

For purposes of calculating [DELETED], Amgen will [DELETED] of EPOGEN® and Aranesp® during each [DELETED] of the period January 1, 2003 through December 31, 2003 by all Affiliates listed on Appendix B on the Commencement Date of this Amendment and all new approved Affiliates (whether by acquisition, to the extent that either Amgen or Dialysis Center can provide adequate data concerning such Affiliates’ [DELETED], or de novo), [DELETED] of EPOGEN®, for the [DELETED]. [DELETED] represents the actual annual [DELETED] of EPOGEN® derived from [DELETED]. Additionally, the [DELETED] has been reconciled to address Affiliates acquired or deleted from the Agreement through [DELETED]. If any Affiliates are added to or deleted from the Agreement from [DELETED], Amgen shall appropriately adjust Dialysis Center’s [DELETED] for the relevant periods (x) for deleted Affiliates, by excluding [DELETED] by such Affiliates effective from the effective date of their deletion and during the relevant [DELETED] used for [DELETED], or (y) for added Affiliates, by including any [DELETED] made by such acquired Affiliates effective from the date they are added to the list of Affiliates on Appendix B and during the relevant [DELETED] used for [DELETED], and by including any [DELETED] made by any de novo Affiliates commencing in the [DELETED] in which they commence operations . In addition, no later than [DELETED] days following the [DELETED], Amgen will conduct an analysis to determine the [DELETED] achieved by Dialysis Center during the [DELETED], by [DELETED] of EPOGEN® and Aranesp® during the [DELETED] by all Affiliates listed on Appendix B on the effective date of this Amendment and all new approved Affiliates (whether by acquisition, to the extent that either Amgen or Dialysis Center can provide adequate data concerning such Affiliates’ [DELETED], or de novo) [DELETED] of EPOGEN® for the [DELETED]. For purposes of

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

calculating the [DELETED] of EPOGEN® and Aranesp® [DELETED] period shall be derived using Amgen’s prevailing [DELETED] for all EPOGEN® [DELETED] made in [DELETED] (including [DELETED] by acquired and/or deleted Affiliates as defined above), and Amgen’s prevailing [DELETED] of this Agreement ([DELETED]) for all EPOGEN® and Aranesp® [DELETED] made in [DELETED].

[DELETED]

Estimated payments will be made each [DELETED] within [DELETED] days after receipt by Amgen of all [DELETED] data using Amgen’s discount calculation policies, and the [DELETED] will be reconciled within [DELETED] days after [DELETED].

b.	Vesting: Dialysis Center’s [DELETED] will vest [DELETED] and will be paid in accordance with Section 8 of this Agreement. In the event that the [DELETED] paid to Dialysis Center [DELETED] exceed Dialysis Center’s [DELETED] the difference between the [DELETED] paid and the [DELETED] within [DELETED] of Dialysis Center’s receipt of [DELETED]. Similarly, in the event that Dialysis Center’s [DELETED] exceeds the [DELETED] that have been paid to Dialysis Center, [DELETED] the difference between the [DELETED] and the [DELETED] paid.

Dialysis Center shall have the right, at its own cost and expense, at all times to audit all Data and all calculations relevant to the determination of eligibility for and amount of [DELETED] to be awarded to Dialysis Center hereunder, including, without limitation, the [DELETED] above. The parties shall meet and confer in good faith to resolve any disagreements arising out of these matters. If the parties are unable to resolve any such disagreement within ninety (90) days, the parties shall submit such disagreement to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the parties shall be entitled to expanded discovery. Dialysis Center and Amgen shall each name one arbitrator, and the arbitrators so chosen shall, within thirty (30) days thereafter, name a third neutral arbitrator. The arbitration award, as decided by a majority of the arbitrators, may be entered as a judgment in accord with applicable law by any court having jurisdiction. Venue for the arbitration shall be Los Angeles County, California. Each party shall be responsible for its own attorneys’ fees, and the costs of the arbitration and of the arbitrators shall be shared equally by the parties; provided, however, that if the decision of the arbitrators finds that either of the parties has acted in bad faith, the party acting in bad faith alone shall be required to bear one hundred percent of the costs and expenses of the arbitration and of the arbitrators, as well as one hundred percent (100%) of the attorney’s fees of the other party. The arbitrators shall have the authority to award interest in respect to any monetary award.

5.	[DELETED]. Dialysis Center may [DELETED] for the [DELETED] as described below.

a.	Throughout the Term of this Agreement, Amgen hereby elects [DELETED] to be organized by Dialysis Center throughout the Term of this Agreement [DELETED]. Dialysis Center may, from time to time and in its sole discretion, establish or alter the [DELETED], so long as during the Term, [DELETED] will include Dialysis Center [DELETED]. In consideration for the [DELETED], and to receive all of the [DELETED] generally accorded by Dialysis Center to all [DELETED], Amgen will provide to Dialysis Center [DELETED] to Dialysis Center throughout the Term of this Agreement. Dialysis Center [DELETED] shall provide to Amgen, within [DELETED] following the [DELETED], documentation regarding [DELETED]. [DELETED] Dialysis Center in the [DELETED] within [DELETED] following the [DELETED]. [DELETED] for any period during the Term that is not [DELETED] will be based [DELETED]. Such [DELETED] immediately upon the conclusion, at any time during the Term, of the [DELETED].

b.	Amgen may elect [DELETED] that may be organized from time to time by Dialysis Center during the Term, in addition to the [DELETED], on such additional terms and conditions as shall generally apply to [DELETED]. [DELETED] Amgen of a [DELETED] under this Section shall not entitle Amgen [DELETED] in any such [DELETED].

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

c.	[DELETED]. The parties shall meet and confer in good faith to resolve any disagreements arising out of these matters. If the parties are unable to resolve any such disagreement within a reasonable time period, the parties shall submit such disagreement to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the parties shall be entitled to expanded discovery. Dialysis Center and Amgen shall each name one arbitrator, and the arbitrators so chosen shall, within 30 days thereafter, name a third neutral arbitrator. The arbitration award, as decided by a majority of the arbitrators, may be entered as a judgment in accord with applicable law by a court having jurisdiction. Venue for the arbitration shall be Los Angeles County, California. Each party shall be responsible for its own attorneys’ fees, and the costs of the arbitration and of the arbitrators shall be shared equally by the parties; provided, however, that if the decision of the arbitrators finds that either of the parties has acted in bad faith, the party acting in bad faith alone shall be required to bear one hundred percent (100%) of the costs and expenses of the arbitration and of the arbitrators, as well as one hundred percent (100%) of the attorney’s fees of the other party. The arbitrators shall have the authority to award interest in respect to any monetary award.

d.	Amgen hereby acknowledges receipt of a copy of Dialysis Center’s current [DELETED] and [DELETED], and agrees to be bound by the terms thereof. Dialysis Center agrees that, except as provided in the [DELETED], none of its agents, representatives or employees (“Agents”) shall otherwise [DELETED] Amgen for any other [DELETED], for Dialysis Center or any of its agents or facilities, whether [DELETED], at any [DELETED] or pursuant to any other [DELETED]. Amgen acknowledges and agrees that, except as provided in the [DELETED], it shall not [DELETED] any such other [DELETED] to Dialysis Center, its Agents, or its facilities.

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Appendix B

List of Dialysis Center Affiliates

ACIS	Account Name	Address	City	State	Zip
108669	Scottsbluff Dialysis Center	3812 Avenue B.	Scottsbluff	NE	69361
208876	DaVita Chinle Dialysis Facility	U.S. Highway 191, Po Box 897	Chinle	AZ	86503
208878	DaVita of Sterling Dialysis Center	46396 Benedict Drive, Suite 100	Sterling	VA	20164
208880	Continental Dialysis Center—Manassas	8409 Dorsey Circle, Suite 101	Manassas	VA	20110
208881	DaVita Desert Mountain Dialysis	9220 East Mountainview Road, Suite 105	Scottsdale	AZ	85258
208882	DaVita Los Angeles Dialysis Center	2250 South Western Avenue, Suite 100	Los Angeles	CA	90018
208885	DaVita Monterey Park Dialysis Center, Inc.	2560 Corporate Place, Building D, Suites 100-101	Monterey Park	CA	91754
208891	DaVita—Lawrenceburg Dialysis	555 Eads Parkway, Suite 200	Lawrenceburg	IN	47025
208894	Renal Treatment Center—Madison	220 Clifty Drive Unit K	Madison	IN	47250
208970	DaVita Hayward Dialysis Center	22477 Maple Court	Hayward	CA	94541
208978	Renal Treatment Center of Fort Valley	557 North Camelia Boulevard	Fort Valley	GA	31030
208991	DaVita Midtown Atlanta	121 Linden Avenue	Atlanta	GA	30308
209042	Walnut Creek Dialysis Center	108 La Casa Via, Suites 100 And 106	Walnut Creek	CA	94598
209049	Platte Place Dialysis, A Total Renal Care Facility	2361 East Platte Place	Colorado Springs	CO	80909
209050	DaVita—Thornton Dialysis Center	8800 Fox Drive	Thornton	CO	80260
209089	Mid-Town Macon Dialysis	657 Hemlock Street, Suite 100	Macon	GA	31201
209125	DaVita Dba: Southfield Dialysis Center	23077 Greenfield Road, Suite 104	Southfield	MI	48075
209127	North Oakland Dialysis Facility	450 North Telegraph	Pontiac	MI	48341
209334	Bay Area Dialysis Center, Inc.	1101 9th Street North	St. Petersburg	FL	33701
209338	New Port Richey Kidney Center	4807 Grand Boulevard	New Port Richey	FL	34652
209343	Hernando Kidney Center	2985-A Landover Boulevard	Spring Hill	FL	34608
209346	DaVita—Pompano Beach Artificial Kidney Center	1311 East Atlantic Boulevard	Pompano Beach	FL	33060
209351	Fort Lauderdale Renal Associates, Inc.	6264 North Federal Highway	Fort Lauderdale	FL	33308
209406	Mid-Columbia Kidney Center	117 South 3rd Avenue	Pasco	WA	99301
209425	Continental Dialysis Center—Springfield Trc	8350a Traford Lane	Springfield	VA	22152
209426	East End Dialysis Center of Total Renal Care, Inc.	2201 East Main Street, Suite 100	Richmond	VA	23223
209439	Continental Dialysis Center—Woodbridge Dialysis	2751 Killarney Drive	Woodbridge	VA	22192
209507	Total Renal Care—Bedford Dba: Heb Dialysis Center	1401 Brown Trail, Suite A	Bedford	TX	76022
209518	DaVita Dialysis	5610 Almeda Road	Houston	TX	77004
209519	DaVita—Southwest San Antonio Dialysis	7515 Barlite Boulevard	San Antonio	TX	78224
209520	Total Renal Care	1211 East Commerce	San Antonio	TX	78205
209523	Total Renal Care—Victoria	1405 Victoria Station Drive	Victoria	TX	77901
209524	Fourth Street Dialysis	3101b North 4th Street	Longview	TX	75605
209751	Total Renal Care, Dba: Camp Hill Dialysis Center	425 North 21st Street, Plaza 21, First Floor	Camp Hill	PA	17011
209754	Franklin Dialysis Center	Garfield Duncan Building, 700 Spruce Street	Philadelphia	PA	19106
209763	Total Renal Care—Exton	710 Springdale Drive	Exton	PA	19341
209776	Renal Treatment Center—Upland	1 Medical Boulevard, Professional Office Building Ii, Suite 120	Upland	PA	19013
209915	Southeastern Dialysis Center	608 Pecan Lane	Whiteville	NC	28472
209925	Southeastern Dialysis of Wilmington	2215 Yaupon Drive	Wilmington	NC	28401
209929	Asheville Kidney Center for Dialysis—A Total Renal Care Facility	10 Mcdowell Street	Asheville	NC	28801
209953	Richmond Kidney Center	1366 Victory Boulevard	Staten Island	NY	10301
209962	South Brooklyn Nephrology Center, Inc.	3915 Avenue V.	Brooklyn	NY	11234
209970	South Bronx Kidney Center	1940 Webster Avenue	Bronx	NY	10457
210054	DaVita—Four Corners Dialysis Center	815/817 West Broadway	Farmington	NM	87401

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
210097	DaVita—Las Vegas Dialysis Center	3100 West Charleston, Suite 100	Las Vegas	NV	89102
210134	Renal Treatment Center—St. Louis	2610 Clark Avenue	St. Louis	MO	63103
210178	DaVita Burnsville Dialysis	303 East Nicollet, Suite 363	Burnsville	MN	55337
210179	DaVita Coon Rapids Dialysis	3960 Coon Rapids Boulevard, Suite 309	Coon Rapids	MN	55433
210198	Minneapolis Dialysis Center of DaVita	825 South 8th Street, Suite Sl42	Minneapolis	MN	55404
210271	Total Renal Care—Northwest Baltimore Mount Washington	1340 Smith Avenue	Baltimore	MD	21209
210276	Downtown Dialysis Center	821 North Eutaw Street, Suite 401	Baltimore	MD	21201
210278	Total Renal Treatment—Berlin Dialysis Center	314 Franklin Avenue, Suite 306 Berlin Professional Center	Berlin	MD	21811
210286	DaVita Easton Dialysis	402 Marvel Court	Easton	MD	21601
210287	DaVita Rockville	14915 Broschart Road, Suite 100	Rockville	MD	20850
210335	DaVita—Tri-Parish Chronic Renal Center	2345 St. Claude Avenue	New Orleans	LA	70117
210350	DaVita—Westbank Chronic Renal Center	4422 General Meyer Avenue, Suite 103	New Orleans	LA	70131
210359	DaVita New Orleans	4528 Freret Street	New Orleans	LA	70115
210381	Woodland Dialysis Center	912 Woodland Drive	Elizabethtown	KY	42701
210397	DaVita—Wichita Dialysis	909 North Topeka	Wichita	KS	67214
210423	Batesville Dialysis Center	232 State Road 129 North	Batesville	IN	47006
210453	Granite City Dialysis—Total Renal Care	1300 Neidringhaus Avenue	Granite City	IL	62040
210456	DaVita Logan Square Dialysis Services, Inc.	2659 North Milwaukee Avenue	Chicago	IL	60647
210461	Total Renal Care—Hyde Park Kidney Center	1437-39 East 53rd Street	Chicago	IL	60615
210462	Lincoln Park Dialysis Services—Total Renal Care	3157 North Lincoln Avenue	Chicago	IL	60657
210528	Elberton Dialysis Facility, Incorporated	325 North Mcintosh Street	Elberton	GA	30635
210530	DaVita of Vidalia	1806 Edwina Drive	Vidalia	GA	30474
210544	DaVita Griffin Dialysis Center	731 South 8th Street	Griffin	GA	30224
210546	DaVita Washington Dialysis Center	154 Washington Plaza	Washington	GA	30673
210549	DaVita—Southwest Atlanta Nephrology	3620 Martin Luther King Drive	Atlanta	GA	30331
210555	DaVita Jonesboro	118 Stockbridge Road	Jonesboro	GA	30236
210588	The Center for Kidney Disease	1190 Northwest 95th Street, Suite 208	Miami	FL	33150
210593	Lejeune Dialysis Center, Inc.	4338 Northwest 7th Street	Miami	FL	33126
210604	Delray Artificial Kidney Center	16244 South Military Trail, Suite 110	Delray Beach	FL	33484
210608	Bayonet Point—Hudson Kidney Center	14144 Nephron Lane	Hudson	FL	34667
210621	DaVita—Port Charlotte Artificial Kidney Center	4300 Kings Highway, Suite 406, Box D17	Port Charlotte	FL	33980
210635	Interamerican Dialysis Institute, Inc.	7815 Coral Way, Suite 119	Miami	FL	33155
210645	Boca Raton Artificial Kidney Center	998 Northwest 9th Court	Boca Raton	FL	33486
210651	DaVita—Panama City Dialysis	615 Highway 231	Panama City	FL	32405
210655	Dialysis Associates of the Palm Beaches, Inc.	2611 Poinsettia Avenue	West Palm Beach	FL	33407
210661	South Broward Artificial Kidney Center	4401 Hollywood Boulevard	Hollywood	FL	33021
210684	DaVita—Grant Park Dialysis	5000 Burroughs Avenue, Northeast	Washington	DC	20019
210723	DaVita Pikes Peak Dialysis Center	2120 East La Salle Street	Colorado Springs	CO	80909
210725	DaVita Lakewood Dialysis Center	1750 North Pierce Street, Suite B.	Lakewood	CO	80214
210738	United Dialysis Center	2880 Atlantic Avenue, Suite 230	Long Beach	CA	90806
210748	Antelope Dialysis Center, Dba: Total Renal Care—Antelope Clinic	6406 Tupelo Drive, Suite A	Citrus Heights	CA	95621
210750	DaVita—Corona Dialysis Center	1820 Fullerton Avenue, Suite 180	Corona	CA	92881
210754	DaVita Palm Desert Dialysis Center, Inc.	41-501 Corporate Way	Palm Desert	CA	92260
210757	DaVita Garey Dialysis Center	1880 North Garey Avenue	Pomona	CA	91767
210759	DaVita—Paramount Dialysis Center	8319 Alondra Boulevard	Paramount	CA	90723
210764	Satellite Dialysis Centers, Inc.	1729 North Olive Avenue, Suite 9	Turlock	CA	95382
210776	DaVita Pacific Coast Dialysis Center	1416 Centinela Avenue	Inglewood	CA	90302
210779	DaVita Wilshire Dialysis Center	1212 Wilshire Boulevard	Los Angeles	CA	90017
210780	Satellite Dialysis Centers, Inc.	1255 North Dutton Avenue, Park Center 2	Santa Rosa	CA	95401
210781	Satellite Dialysis Centers, Inc.	40 Pennylane, Suite 1	Watsonville	CA	95076
210790	DaVita Hemet Dialysis Center	1330 South State Street, Suite B.	San Jacinto	CA	92583

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
210796	DaVita—Eaton Canyon Dialysis Center	2551 East Washington Boulevard	Pasadena	CA	91107
210799	DaVita—Piedmont Dialysis	2710 Telegraph Avenue	Oakland	CA	94612
210800	Satellite Dialysis Centers, Inc.	136 East Columbia Way	Sonora	CA	95370
210805	Manzanita Dialysis Center, Dba: Total Renal Care—Manzanita	5120 Manzanita Avenue, Suites 140 And 160	Carmichael	CA	95608
210806	Salinas Valley Dialysis Services, Inc.	955 Blanco Circle, Suite C	Salinas	CA	93901
210808	Satellite Dialysis Centers, Inc.	393 Blossom Hill Road, Suite 110	San Jose	CA	95123
210809	DaVita—Beverly Hills Dialysis Center	8762 West Pico Boulevard	Los Angeles	CA	90035
210815	DaVita Whittier Dialysis Center	10155 Colima Road	Whittier	CA	90603
210827	Covina Dialysis Center	1547 West Garvey Avenue	West Covina	CA	91791
210833	Downey Dialysis Center	8630 Florence Avenue	Downey	CA	90240
210835	Satellite Dialysis Centers, Inc.	2121 Alexian Drive	San Jose	CA	95116
210838	South Sacramento Dialysis Center, Dba: Total Renal Care—South Sacramento	7000 Franklin Boulevard, Suite 880	Sacramento	CA	95823
210843	DaVita Garfield Hemodialysis Center	118 Hilliard Avenue	Monterey Park	CA	91754
210844	Yuba City Dialysis Center, Dba: Total Renal Care—Yuba City	1007 Live Oak Boulevard, Suite B-4	Yuba City	CA	95991
210851	Satellite Dialysis	2128 Soquel Avenue	Santa Cruz	CA	95062
210852	Valley Dialysis Center	16149 Hart Street	Van Nuys	CA	91406
210853	Chico Dialysis Center, Dba: Total Renal Care—Chico	530 Cohasset Road	Chico	CA	95926
210855	Satellite Dialysis Centers, Inc.	1410 Marshall Street	Redwood City	CA	94063
210867	DaVita Lakewood Dialysis Center	4645 Silva Street	Lakewood	CA	90712
210872	Riverside Dialysis Center	4361 Latham Street, Suite 100	Riverside	CA	92501
210873	Satellite Dialysis Centers, Inc.	1329 Spanos Court, Building D	Modesto	CA	95355
210874	DaVita University Dialysis Center	300 University Avenue, Suite 103	Sacramento	CA	95825
210876	Redding Dialysis Center, Dba: Total Renal Care—Redding	1876 Park Marina Drive	Redding	CA	96001
210878	Satellite Dialysis Larkspur #771	565 Sir Francis Drake Boulevard	Greenbrae	CA	94904
210889	Satellite Dialysis Centers, Inc.	1175 Saratoga Avenue, Suite 14	San Jose	CA	95129
210893	Community Hemodialysis Unit of San Francisco	1800 Haight Street	San Francisco	CA	94117
210897	Kidney Dialysis Care Units	3600 East Martin Luther King, Junior Boulevard	Lynwood	CA	90262
210978	Tuba City Dialysis	500 Edgewater Drive	Tuba City	AZ	86045
210979	Total Renal Care, Dba: Scottsdale Dialysis Center	7321 East Osborn Drive	Scottsdale	AZ	85251
211005	Phenix City Dialysis Center	1900 Opelika Road	Phenix City	AL	36867
213230	Placerville Dialysis Center, Dba: Total Renal Care—Placerville	3964 Missouri Flat Road, Suite J.	Placerville	CA	95667
213248	Total Renal Care—Carroll County Dialysis Facility	412 Malcolm Drive, Suite 310	Westminster	MD	21157
213260	DaVita—Boulder Dialysis Center	2880 Folsom Street, Suite 110	Boulder	CO	80304
213274	DaVita—Arden Hills Dialysis	3900 Northwoods Drive, Suite 110	Arden Hills	MN	55112
213279	Total Renal Care—Crystal City Dialysis	Highway 61 South And I. 55	Crystal City	MO	63019
213287	DaVita—Bluff City Dialysis	2400 Lucy Lee Parkway, Suite E.	Poplar Bluff	MO	63901
213288	Mount Dora Dialysis	2744 West Old Highway 441	Mount Dora	FL	32757
213290	Venture Dialysis Center, Inc.	16855 Northeast 2nd Avenue, Suite 205	North Miami Beach	FL	33162
213295	North Palm Beach Dialysis Center, Inc.	3375 Burns Road, Suite 101	Palm Beach Gardens	FL	33410
213305	Total Renal Care—Tamarac Artificial Kidney Center	7140-48 West Mcnab Road	Tamarac	FL	33321
213319	DaVita—Nephrology Center of Augusta, Inc.	1238 D’Antignac Street	Augusta	GA	30901
213323	Renal Treatment Center—Columbus	6228 Bradley Park Drive, Suite B.	Columbus	GA	31904
213324	Dialysis Care of Mecklenburg	3515 Latrobe Drive	Charlotte	NC	28211
213327	Dialysis Care of Rockingham County	251 West King’S Highway	Eden	NC	27288
213331	Dialysis Care of Richmond	Highway 177 South, Behind Britthaven	Hamlet	NC	28345
213339	DaVita Milledgeville	400 South Wayne Street	Milledgeville	GA	31061

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
213343	Dialysis Care of Moore	#16 Regional Drive, Suite 1-4	Pinehurst	NC	28374
213347	Dialysis Care of Rowan	1406 B. West Innes Street	Salisbury	NC	28144
213362	Lake County Dialysis	918 South Milwaukee	Libertyville	IL	60048
213366	Total Renal Care Olympia Fields	4557b West Lincoln Highway	Matteson	IL	60443
213376	Total Renal Care—Lincolnland	1112 Centre West Drive	Springfield	IL	62704
213391	Garden City Dialysis Center of Total Renal Care	310 East Walnut	Garden City	KS	67846
213393	Total Renal Care—Independence Dialysis	801 West Myrtle	Independence	KS	67301
213398	Taylor County Dialysis Facility	101 Kingswood Drive	Campbellsville	KY	42718
213410	DaVita—Midwest City	2801 Park Lawn Drive, Suite 304	Midwest City	OK	73110
213426	St. Charles Dialysis Unit	3600 Prytania Street, Suite 83	New Orleans	LA	70115
213433	Slidell Kidney Care	1150 Robert Boulevard, Suite 240	Slidell	LA	70458
213451	DaVita—Shawnee Dialysis Center	2508 North Harrison Avenue	Shawnee	OK	74804
213471	DaVita—Marshall Dialysis	1301 South Washington	Marshall	TX	75670
213484	Total Renal Care—Northwest San Antonio	8132 Fredericksburg Road	San Antonio	TX	78229
213496	Upstate Dialysis Center, Inc.	308 Mills Avenue	Greenville	SC	29605
213498	Greer Kidney Center, Inc.	211 Village Drive	Greer	SC	29651
213504	Meherrin Dialysis Center, Inc.	201-A Weaver Avenue	Emporia	VA	23847
213540	Edina Dialysis of Total Renal Care	6550 York Avenue South, Suite 100	Edina	MN	55435
213542	Marshall Dialysis of Total Renal Care	300 South Bruce Street	Marshall	MN	56258
213544	Red Wing Dialysis DaVita	1407 West 4th Street	Red Wing	MN	55066
213547	St. Croix Falls Dialysis—Total Renal Care	744 Louisiana East	St. Croix Falls	WI	54024
213560	Southeastern Dialysis Center, Inc.	14 Office Park Drive	Jacksonville	NC	28546
213561	Southeastern Dialysis of Kenansville	305 Beasley Street	Kenansville	NC	28349
213570	Georgetown On the Potomac Dialysis Center	3223 K Street Northwest, Suite 110	Washington	DC	20007
213582	Gulf Coast Dialysis, Inc.	3300 Tamiami Trail, Suite 101a	Port Charlotte	FL	33952
213674	Bertha Sirk Dialysis Center, Inc.	5820 York Road, Suite 10	Baltimore	MD	21212
213722	DaVita—Bhs Dialysis Services	1255 East 3900 South	Salt Lake City	UT	84124
213723	Alhambra Dialysis Center, Dba: Total Renal Care—Alhambra	1315 Alhambra Boulevard, Suite 100	Sacramento	CA	95816
213727	DaVita St. Paul Dialysis	555 Park Street, Suite 180	St. Paul	MN	55103
213728	Regional Kidney Disease Program of Total Renal Care, Dba: West St. Paul Dialysis	1555 Livingston	West St. Paul	MN	55118
213742	DaVita—Northwest Bethany	7800 Northwest 23rd Street, Suite A	Bethany	OK	73008
213749	Sylva Dialysis Center	655 Asheville Highway	Sylva	NC	28779
213820	DaVita—University Park Dialysis Center	3986 South Figueroa Street	Los Angeles	CA	90037
216245	DaVita Norwalk Dialysis Center	12375 East Imperial Highway	Norwalk	CA	90650
216247	DaVita—Cincinnati	815 Eastgate Boulevard South	Cincinnati	OH	45245
216368	DaVita Lufkin Dialysis	509 Chestnut Village	Lufkin	TX	75901
216792	DaVita Cass Lake Dialysis	602 Grand Utley Street	Cass Lake	MN	56633
216796	Rosebud Dialysis of DaVita	1 Soldier Creek Road	Rosebud	SD	57570
217091	DaVita Greater El Monte Dialysis Center	1938 Tyler Avenue, Suite J-168	El Monte	CA	91733
217182	DaVita—Provo	1134 North 500 West	Provo	UT	84604
218763	DaVita—Gary	4802 Broadway	Gary	IN	46408
218764	DaVita—Hammond	222 Douglas Street	Hammond	IN	46320
219028	Northwest Kidney Center, Llp	11029 Northwest Freeway	Houston	TX	77092
219160	Southeastern Dialysis Center, Inc.	704 South Dickerson	Burgaw	NC	28425
219611	Complete Dialysis Care, Inc.	7850 West Sample Road	Coral Springs	FL	33065
219739	Piedmont Dialysis Center	2285 Peachtree Road, Suite 200	Atlanta	GA	30309
219743	DaVita—Doctors Dialysis Center of East Los Angeles	4036 East Whittier Boulevard, Suite 100	Los Angeles	CA	90023
219857	DaVita—Peralta Renal Center	450 30th Street	Oakland	CA	94609
219952	Continental Dialysis Center—Alexandria	5999 Stevenson Avenue, Suite 100	Alexandria	VA	22304
219968	Total Renal Care—Cape May Courthouse	144 Magnolia Drive	Cape May Courthouse	NJ	08210

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
220161	Baltimore County Dialysis Facility (Mason-Dixon Dialysis Facility)	9635a Liberty Road	Randallstown	MD	21133
220477	Life Care Dialysis Center	221 West 61st Street	New York	NY	10023
220649	DaVita—Hopewell Dialysis	301 West Broadway	Hopewell	VA	23860
221169	Catskill Dialysis and Renal Disease Center	Route 42 And Lloyd Lane	Monticello	NY	12701
221297	DaVita—Miami Lakes Artifical Kidney Center	14600 60th Avenue Northwest	Miami Lakes	FL	33014
221360	Waterloo Dialysis Center	4200 North Lamar Street, Suite 100	Austin	TX	78756
221633	Total Renal Care—Kingwood	2300 Green Oaks, Suite 500	Kingwood	TX	77339
221765	Renal Care of Buffalo, Inc.	550 Orchard Park Road, Suite B104	Buffalo	NY	14224
221767	Faribault Dialysis of Total Renal Care	201 South Lyndale Avenue	Faribault	MN	55021
221850	Hope Again Dialysis	1207 State Route V.V.	Kennett	MO	63857
221965	Ocean Garden Dialysis Center	1738 Ocean Avenue	San Francisco	CA	94112
221973	Satellite Home Care Llc—Modesto	1208 Floyd Avenue	Modesto	CA	95350
221981	DaVita—Duncan Dialysis	2645 West Elk	Duncan	OK	73533
221999	Dialysis Care of Anson County	923 East Caswell Street	Wadesboro	NC	28170
223140	DaVita—Altus Dialysis Center	205 South Park Lane, Suite 130	Altus	OK	73521
223253	Total Renal Care—Wilmington Dialysis	700 Lea Boulevard, Suite G2	Wilmington	DE	19802
223507	DaVita—East Bay Peritoneal Dialysis	13939 East 14th Street, Suite 110	San Leandro	CA	94578
223774	DaVita—North Las Vegas	2300 Mcdaniel Street	North Las Vegas	NV	89030
224112	Total Renal Care—Northeast Philadelphia	518 Knorr Street	Philadelphia	PA	19111
224113	South Philadelphia Dialysis Center	109 Dickinson Street	Philadelphia	PA	19147
224329	Central City Dialysis Center	1300 Murchison Street, Suite 320	El Paso	TX	79902
224349	DaVita Dialysis Center of Middle Georgia	747 Second Street	Macon	GA	31201
224554	Renal Treatment Center—East St. Louis	129 North Eighth Street 3rd Floor	East St. Louis	IL	62201
224565	DaVita—East Wichita Dialysis	320 North Hillside	Wichita	KS	67214
225103	Total Renal Care Dba: Lincoln Park Capd	3929 North Central, Suite 1	Chicago	IL	60634
225471	DaVita—Winter Haven	400 Security Square	Winter Haven	FL	33880
225512	Honesdale Dialysis Center—A Total Renal Care Facility	Maple Avenue—Route 6—Sturbridge Mall	Honesdale	PA	18431
225679	Greenspring Dialysis Center, Inc.	3825 Greenspring Avenue	Baltimore	MD	21211
225731	DaVita—Stillwater Dialysis Center	406 East Hall Of Fame Avenue, Suite 300	Stillwater	OK	74075
225777	Federal Way Community Dialysis Center	1109 South 348th Street	Federal Way	WA	98003
225836	Gettysburg Dialysis	26 Springs Avenue, Suite C	Gettysburg	PA	17325
225939	Renal Treatment Centers—Palmerton	185-C Delaware Avenue	Palmerton	PA	18071
226257	DaVita—Temecula Dialysis	40945 County Center Drive, Suite G.	Temecula	CA	92591
226385	Flamingo Park Kidney Center	901 East 10th Avenue	Hialeah	FL	33010
226403	Nephrology Center of Waynesboro	163 South Liberty Street	Waynesboro	GA	30830
226418	Nephrology Center of Statesboro	4b College Plaza	Statesboro	GA	30458
226421	Devita—Denison	1220 Reba Mcentire Lane	Denison	TX	75020
226683	DaVita Hendersonville Dialysis Center	500 Beverly Hanks Center, Highway 25 North	Hendersonville	NC	28792
226735	DaVita—Omni	9350 Kirby, Suite 110	Houston	TX	77054
226754	DaVita—Mission Dialysis of El Cajon	858 Fletcher Parkway	El Cajon	CA	92020
226851	Dialysis of Reading	2201 Dengler Street	Reading	PA	19606
226979	Total Renal Care—Vacaville	1241 Alamo Drive, Suite 7	Vacaville	CA	95687
226982	DaVita—Fairfield Dialysis Center	604 Empire Street	Fairfield	CA	94533
226987	Total Renal Care—Lakeport	804 11th Street	Lakeport	CA	95453
226989	DaVita—Napa Dialysis Center	3900—C Bel Aire Plaza	Napa	CA	94558
227012	DaVita—Mountain Vista Dialysis Center	401 B. East Highland Avenue	San Bernardino	CA	92404
227022	Dialysis Care of Rutherford County	226 Commercial Drive	Forest City	NC	28043
227112	DaVita—Norman	1818 West Lindsey, B. 104	Norman	OK	73069
227123	Marianna Dialysis	4319 Lafayette	Marianna	FL	32446
227124	South County Dialysis	7800 Arroyo Circle	Gilroy	CA	95020
227252	DaVita—Sunrise Dialysis Center, Inc.	13039 Hawthorne Boulevard	Hawthorne	CA	90250
227267	DaVita—Claremore Dialysis Center	202 East Blue Starr Drive	Claremore	OK	74017
227272	DaVita—Tahlequah Dialysis Center	228 North Bliss Avenue	Tahlequah	OK	74464
227277	DaVita—Broken Arrow Dialysis Center	601 South Aspen Avenue	Broken Arrow	OK	74012

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
227279	DaVita—Tulsa	4436 South Harvard	Tulsa	OK	74135
227310	DaVita Valley View Dialysis	26900 Cactus Avenue	Moreno Valley	CA	92555
227449	Burlington Dialysis Center	873 Heather Road	Burlington	NC	27215
227497	DaVita—San Leandro	198 East 14th Street	San Leandro	CA	94577
227605	DaVita—Valparaiso	606 Lincolnway	Valparaiso	IN	46383
227684	Livingston Dialysis Center	203 North Houston Street	Livingston	TX	77351
227863	DaVita—Dialysis Care of Franklin County	1706 North Carolina Highway 39 North	Louisburg	NC	27549
227906	Total Renal Care Union City Dialysis Center	32930 Alvarado Niles Road, Suite 300	Union City	CA	94587
227908	Total Renal Care—Pleasanton, Aka: Pleasanton Dialysis Center	5720 Stoneridge Mall Road, Suites 140 And 160	Pleasanton	CA	94588
227954	Maplewood Dialysis DaVita	2785 White Bear Avenue	Maplewood	MN	55109
227956	DaVita Deerfield Beach	1983 West Hillsboro Boulevard	Deerfield Beach	FL	33442
227976	Montevideo Dialysis DaVita	824 North 11th Street	Montevideo	MN	56265
228000	DaVita—Oklahoma City	4140 West Memorial Road, Suite 107	Oklahoma City	OK	73120
228033	DaVita—Santa Ana Dialysis	1820 East Deere Avenue	Santa Ana	CA	92705
228035	DaVita Brea Dialysis Center	595 Tamarack Avenue, Suite A	Brea	CA	92821
228047	Total Renal Care—Howell	3502 Route 9 South, Howell Heritage Plaza	Howell	NJ	07731
228191	North Houston Kidney Center, L.L.P	380 West Little York	Houston	TX	77076
228218	Renal Treatment Center—East Macon	750 Baconsfield Drive, Suite 103	Macon	GA	31211
228252	Dialysis Care of Edgecombe County	3206 Western Boulevard	Tarboro	NC	27886
228544	Total Renal Care—North Houston	129 Little York	Houston	TX	77076
228587	DaVita—Leesburg Dialysis	801 East Dixie Avenue, Suite 108-A	Leesburg	FL	34748
228591	Norfolk Dialysis Center—A Total Renal Care Facility	962 Norfolk Square	Norfolk	VA	23502
228652	Pd Central	1401 North 24th Street, Suite 2	Phoenix	AZ	85008
228659	Total Renal Care—Chesapeake	1400 Crossways Boulevard, Crossways Ii, Suite 106	Chesapeake	VA	23320
228667	DaVita Newport News Dialysis	700 Newmarket Square	Newport News	VA	23605
228696	DaVita—Aurora Dialysis	1411 South Potomac, Suite 100	Aurora	CO	80012
228697	DaVita—Westminster Dialysis Center	9053 Harland Street, Unit 90	Westminster	CO	80030
228704	Lonestar Dialysis Center	8560 Monroe Road	Houston	TX	77075
228756	DaVita—Denver Dialysis	1719 East 19th Avenue	Denver	CO	80218
228757	DaVita South Denver Dialysis	990 East Harvard Avenue	Denver	CO	80210
228768	DaVita—Littleton	209 West County Line Road	Littleton	CO	80129
228898	Redwood Falls Dialysis DaVita	100 Fallwood Road	Redwood Falls	MN	56283
228976	DaVita—Lodi Community Dialysis, Inc.	2415 West Vine Street, Suite 106	Lodi	CA	95242
229029	Mount Adams Kidney Center	512 2nd Avenue	Zillah	WA	98953
229034	DaVita—Buena Vista	347 Highway 41 North	Buena Vista	GA	31803
229074	Dialysis Care of Wayne County	2403 Wayne Memorial Drive	Goldsboro	NC	27530
229102	DaVita Macomb Kidney Center	11885 East 12 Mile Road, Suites 100a-100b	Warren	MI	48093
229111	DaVita—Sparks Dialysis	2345 East Prater Way, Suite 100	Sparks	NV	89434
229133	Total Renal Care—Venice	816 Pinebrook Road	Venice	FL	34292
229218	Total Renal Care—Virginia Beach	740 Independence Circle	Virginia Beach	VA	23455
229403	Dialysis Care of Hoke County	403 South Main Street	Raeford	NC	28376
229404	Dialysis Care of Montgomery County	318 North Main Street	Troy	NC	27371
229459	Southeastern Dialysis Center of Elizabethtown	101 Dialysis Drive	Elizabethtown	NC	28337
229618	Total Renal Care, Dba: Southeastern Dialysis Center of Shallotte	4740 Shallotte Avenue	Shallotte	NC	28470
229662	DaVita Moultrie Dialysis Center	2419 South Main Street	Moultrie	GA	31768
229685	Total Renal Care Dialysis East	7200 Gateway East, Suite B.	El Paso	TX	79915
229739	Sioux Falls Community Dialysis of DaVita	Mckennan Hospital, 800 East 21st Street, 4th Floor	Sioux Falls	SD	57105
229797	DaVita Premier Dialysis	7612 Atlantic Avenue	Cudahy	CA	90201
230041	Dialysis Specialists of Dallas, Dba: Elmbrook Kidney Center	7920 Elmbrook, Suite 108	Dallas	TX	75247
230061	DaVita Dialysis	611 Electric Avenue	Lewistown	PA	17044

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
230157	DaVita—Conroe Dialysis	500 Medical Center Boulevard, Suite 175	Conroe	TX	77304
230256	DaVita—Crescent City Dialysis	3909 Bienville Street, Suite 1b	New Orleans	LA	70119
230300	DaVita Kayenta Dialysis Facility	Highway 163, Po Box 217	Kayenta	AZ	86033
230340	Miami Beach Kidney Center	400 Arthur Godfrey Road, Suite 402	Miami Beach	FL	33140
230633	Port Chester Dialysis Unit	38 Bulkley Avenue	Port Chester	NY	10573
230685	Ocala Regional Kidney Center—West	9401 Southwest Highway 200, Building 600, Suite 601	Ocala	FL	34481
230708	Milford Dialysis Center—A Total Renal Care Facility	10 Buist Road, County Commerce Center	Milford	PA	18337
230792	DaVita Pine City Dialysis	129 East 6th Avenue	Pine City	MN	55063
230899	Total Renal Care—Bridgewater Dialysis Center	2121 Route 22 West	Bound Brook	NJ	08805
230900	Mitchell Community Dialysis of DaVita	525 North Foster	Mitchell	SD	57301
230911	El Milagro Dialysis Center	2800 South Interstate Highway 35 Iii Fountain Park Plaza, Suite 120	Austin	TX	78704
230926	Total Renal Care—North Philadelphia Dialysis Center	3409-3411 Germantown Avenue	Philadelphia	PA	19140
231099	DaVita—Elk City	1710 West 3rd Street, Suite 101	Elk City	OK	73644
231100	Renal Treatment Centers—Pocono	447 Office Plaza—100 Plaza Court, Suite B.	East Stroudsburg	PA	18301
231179	Renal Treatment Center—Lake Wales	1348 State Route 60 East	Lake Wales	FL	33853
231194	Total Renal Care—Houston Kidney Center, Cypress Station	221 H Fm 1960 West	Houston	TX	77090
231261	DaVita Dialysis West	1250 East Cliff Drive, Suite B.	El Paso	TX	79902
231283	DaVita Shiprock Dialysis Center	Us Highway 666 North, Po Box 2156	Shiprock	NM	87420
231288	DaVita—West Mount Houston Dialysis	2506 West Mount Houston Road, Suite A	Houston	TX	77038
231411	Gulf Breeze Dialysis	1121 Overcash Drive	Dunedin	FL	34698
231423	Ocala Regional Kidney Center—East	2870 Southeast 1st Avenue	Ocala	FL	34471
231460	DaVita Minnetonka Dialysis Unit	17809 Hutchins Drive	Minnetonka	MN	55345
231577	Potrero Hill Dialysis Center	1750 Cesar Chavez Street, Suite A	San Francisco	CA	94124
231579	DaVita Kenner Regional Dialysis Center	200 West Esplanade Avenue, Suite 100	Kenner	LA	70065
231673	DaVita—Mission Dialysis Center of San Diego	7007 Mission Gorge Road	San Diego	CA	92120
231710	DaVita Arvada Dialysis	9950 West 80th, Suite 25	Arvada	CO	80005
231721	Dialysis Care of Martin County	100 Medical Drive	Williamston	NC	27892
231824	New Center Dialysis, P.C.	3011 West Grand Boulevard, Suite 650	Detroit	MI	48202
231889	Sunrise Dialysis Center, Dba: Total Renal Care—Sunrise	2951 Sunrise Boulevard, Suite 145	Rancho Cordova	CA	95742
231977	Total Renal Care—Cleveland	600 East Houston Avenue, Suite 630	Cleveland	TX	77327
232013	Linden Dialysis	522 North Wood Avenue	Linden	NJ	07036
232027	Total Renal Care—Chestertown	100 Brown Street	Chestertown	MD	21620
232039	Delta-Sierra Dialysis Center—Total Renal Care	555 West Benjamin Holt Drive, Suite 200	Stockton	CA	95207
232130	Novi Kidney Center, P.C.	47250 West Ten Mile Road	Novi	MI	48374
232195	Riverdale Dialysis	170 West 233rd Street	Riverdale	NY	10463
232253	Riverside Dialysis DaVita	606 24th Avenue South, Suite 701	Minneapolis	MN	55454
232257	DaVita Doctors Dialysis Center of Montebello	1721 West Whittier Boulevard	Montebello	CA	90640
232258	DaVita Home Dialysis	825 South Eighth Street, Sl16	Minneapolis	MN	55404
232512	Lake Dialysis	221 North First Street	Leesburg	FL	34748
232606	Ihs—Bronx Dialysis Center	1615 Eastchester Road	Bronx	NY	10461
232647	Dialysis Center At St. Mary	1205 Langhorne-Newtown Road Asb First Floor	Langhorne	PA	19047
232653	Total Renal Care—Loma Vista	1382-A Lomaland	El Paso	TX	79935
232723	Pine Island Kidney Center	1871 North Pine Island Road	Plantation	FL	33322
232816	Renal Treatment Centers—Longview	425 North Fredonia, Suite 300	Longview	TX	75601
232987	Total Renal Care—Winfield	1315 East 4th Avenue	Winfield	KS	67156
233084	Total Renal Care—Tomball Dialysis	27720-A Tomball Parkway	Tomball	TX	77375
233105	Total Renal Care—Ghent Dialysis Center	901 Hampton Boulevard, Suite 200	Norfolk	VA	23507
233195	Dialysis Center of Middle Georgia	509 North Houston Road	Warner Robins	GA	31093

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
233257	Dialysis Center of Gonzales	428 St. Andrew Street	Gonzales	TX	78629
233407	DaVita—Forest Lake Dialysis Unit	1068 South Lake Street	Forest Lake	MN	55025
233509	DaVita—USC Kidney Center	2310 Alcazar Street	Los Angeles	CA	90089
233510	DaVita Hollywood Dialysis Center	5108 Sunset Boulevard	Los Angeles	CA	90027
233532	DaVita South San Antonio Dialysis	1313 Southeast Military Drive, Suite 111	San Antonio	TX	78214
233683	Total Renal Care At Union Plaza	810 First Street, Northeast, Suite 100	Washington	DC	20002
233712	Palmer Dialysis Center—A Total Renal Care Facility	30 Community Drive	Easton	PA	18045
233797	Crystal River Dialysis Center	7435 West Gulf To Lake Highway	Crystal River	FL	34429
233800	Total Renal Care—Mesa Vista Dialysis Facility	2400 North Oregon, Suite C	El Paso	TX	79902
234551	Lakewood Community Dialysis Center	5919 Lakewood Town Center Boulevard, Suite A	Lakewood	WA	98499
234651	Cyfair Dialysis Center	9110 Jones Road, Suite 110	Houston	TX	77065
234652	Katy Dialysis Center	22233 Katy Freeway	Katy	TX	77450
234653	Memorial Dialysis	10000 Old Katy Road, Suite 210b	Houston	TX	77055
234667	Sherman Dialysis Center	205 West Lamberth Road	Sherman	TX	75092
234849	DaVita Printer’s Place Dialysis Center	2802 International Circle	Colorado Springs	CO	80910
234928	Eastmont Dialysis Center	7200 Bancroft Avenue, Suite 220	Oakland	CA	94605
234932	DaVita Harbor-UCLA	21602 South Vermont Avenue	Torrance	CA	90502
234933	Complete Dialysis Care South	111 Southwest 23rd Street, Suite D	Fort Lauderdale	FL	33315
235075	Total Renal Care—Atlantic City	2720 Atlantic Avenue	Atlantic City	NJ	08401
235086	Total Renal Care—Parsons	1902 South Highway 59, Building B. Labette County Medical Center	Parsons	KS	67357
235089	Renal Treatment Center—Decatur	1987 Candler Road	Decatur	GA	30032
235090	DaVita—Newton	1223 Washington Road	Newton	KS	67114
235096	DaVita Montclair Dialysis Center	5050 Palo Verde Street, Suite 100	Montclair	CA	91763
235258	DaVita Michigan Kidney Center—Brighton	7960 West Grand River, Suite 210	Brighton	MI	48114
235294	DaVita Woodbury Dialysis	1850-3 Weir Drive	Woodbury	MN	55125
235295	Lakeview Dialysis DaVita	927 West Churchill Street	Stillwater	MN	55082
235296	DaVita Capitol Dialysis	555 Park Street, Suite 230	St. Paul	MN	55103
235302	Atlantic Artificial Kidney Center	6 Industrial Way West, Meridian Center #3	Eatontown	NJ	07724
235311	Waconia Dialysis DaVita	490 Maple Street, Suite 110	Waconia	MN	55387
235321	University Peritoneal Dialysis Center, Dba: Total Renal Care University Peritoneal Dialysis	300 University Avenue, Suite 122	Sacramento	CA	95825
235367	Renal Treatment Center—Harrisburg	2601 North Third Street 3rd Floor, Main Building	Harrisburg	PA	17110
235399	DaVita—Michigan City	120 Dunes Plaza	Michigan City	IN	46360
235532	DaVita Main Place Dialysis	972 Town And Country Road	Orange	CA	92868
235556	DaVita—Owings Mills	10 Cross Road, Suite 110	Owings Mills	MD	21117
235571	Elk River Kidney Center, Llc	216 South Bridge Street	Elkton	MD	21921
235634	Hudson Valley Dialysis Center, Inc.	155 White Plains Road, Suite 107	Tarrytown	NY	10591
235687	DaVita—Derby	250 West Red Powell Road	Derby	KS	67037
235688	Hill Country Dialysis	1820 Peter Garza Street	San Marcos	TX	78666
235746	DaVita—Edmond Dialysis	50 South Baumann Avenue	Edmond	OK	73034
235772	DaVita—Munster	8317 Calumet Avenue, Suite A	Munster	IN	46321
235774	Moncrief Dialysis Center	800 West 34th Street	Austin	TX	78705
235783	Renal Treament Center of Wheaton	11941 Georgia Avenue, Wheaton Park Shopping Center	Wheaton	MD	20902
235809	Jennersville Dialysis Center—A Total Renal Care Facility	1011 West Baltimore Pike Avenue	West Grove	PA	19390
235905	Memorial Dialysis Center	4427 South Robertson Street	New Orleans	LA	70115
235931	DaVita Glendora Dialysis Center	120 West Foothill Boulevard	Glendora	CA	91741
235955	Children’s Memorial Dialysis Center—Total Renal Care	2611 North Halsted	Chicago	IL	60614
236041	Total Renal Care, Dba: North Highlands Dialysis Center	4986 Watt Avenue	North Highlands	CA	95660
236059	Total Renal Care	111 Michigan Avenue Northwest	Washington	DC	20010

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
261006	Houston Kidney Center Southwest	11111 Brooklet Drive, Building 100, Suite 100	Houston	TX	77099
274903	Peninsula Nephrology, Inc. Dba: San Mateo Dialysis Center	2000 South El Camino Real	San Mateo	CA	94403
274929	DaVita—Pipestone Dialysis Center	911 5th Avenue Southwest	Pipestone	MN	56164
274930	Dialysis Care of Kannapolis	1607 North Main Street	Kannapolis	NC	28081
274931	Dialysis Care of North Mecklenberg	9030 Glenwater Drive	Charlotte	NC	28262
274973	Total Renal Care of Fairfax	8501 Arlington Boulevard, Suite 100	Fairfax	VA	22031
275219	Ocala Regional Kidney—South Unit	13940 Us Highway 441	Lady Lake	FL	32159
275316	Peekskill—Cortland Dialysis Center	Pike Plaza, Route 6, Suite 15	Cortlandt Manor	NY	10567
275453	Oakland Peritoneal Dialysis Center	3300 Webster Street, Suite 306	Oakland	CA	94609
275472	Rocky Hill Connecticut	1845 Silas Deane Highway	Rocky Hill	CT	06067
275487	DaVita Mission Dialysis Center	1181 Broadway	Chula Vista	CA	91911
275488	DaVita—Mission Dialysis Center of Oceanside	2227-B El Camino Real, Camino Town And Country Shopping Center	Oceanside	CA	92054
275567	DaVita—Cortez Dialysis	610 East Main Street, Suite C	Cortez	CO	81321
275579	Boston Post Road Dialysis Center	4026 Boston Road	Bronx	NY	10466
275609	Queens Dialysis Center	118-01 Guy Brewer Boulevard	Jamaica	NY	11434
275809	Dialysis Center At Oxford Court	930 Town Center Drive, Suite G. 100	Langhorne	PA	19047
275901	DaVita Midvalley Dialysis Center	5578 South 1900 West	Taylorsville	UT	84118
275902	DaVita Bountiful Dialysis	724 West 500 South, Suite 300	West Bountiful	UT	84087
275948	DaVita Lowry Dialysis Center	7465 East 1st Avenue, Suite A	Denver	CO	80230
276120	Ira of Orlando, Llp	14050 Town Loop Boulevard	Orlando	FL	32837
276179	DaVita Crescent Heights Dialysis	8151 Beverly Boulevard	Los Angeles	CA	90048
276364	DaVita Grand Blanc Dialysis	3625 Genesys Parkway	Grand Blanc	MI	48439
276603	Antioch Dialysis Center	3100 Delta Fair Boulevard	Antioch	CA	94509
276604	Bay Breeze Dialysis	11465 Ulmerton Road	Largo	FL	33778
276615	Appomattox Dialysis Center	15 West Old Street	Petersburg	VA	23803
276630	Mcdonough Dialysis Center	114 Dunn Avenue	Mcdonough	GA	30253
276702	Total Renal Care, Dba: Cleve Hill Dialysis Center	1461 Kensington Avenue	Buffalo	NY	14215
276807	DaVita Renal Care—UCLA Dialysis Center	200 Ucla Medical Plaza, Suite 565	Los Angeles	CA	90095
276941	Dialysis Treatment Center	745 Pine Street	Macon	GA	31201
276942	East Point Dialysis	2669 Church Street	East Point	GA	30344
277077	Ypsilanti Dialysis Center—DaVita	2766 Washtenaw, Washetenaw Fountain Plaza	Ypsilanti	MI	48197
277104	DaVita Jackson Dialysis Center	234 West Louis Glick Highway	Jackson	MI	49201
277257	Imperial Care, Inc.	3680 East Imperial Highway, 2nd Floor	Lynwood	CA	90262
277259	Olympic View Dialysis Center	125 16th Avenue East, Csb-5th Floor	Seattle	WA	98112
277271	Coney Island Dialysis	26-48 Brighton 11 Street	Brooklyn	NY	11235
277272	Yonkers Dialysis Center	575 Yonkers Avenue	Yonkers	NY	10704
277273	Soundview Dialysis Center	1622-24 Bruckner Boulevard	Bronx	NY	10473
277274	Port Washington Dialysis	50 Seaview Boulevard	Port Washington	NY	11050
277275	Lynbrook Dialysis Center	147 Scranton Avenue	Lynbrook	NY	11563
277295	Total Renal Care—Muncy	Route 405	Muncy	PA	17756
277498	Dialysis Systems of Covington—DaVita	210 Greenbriar Boulevard	Covington	LA	70433
277540	DaVita Englewood Dialysis	3247 South Lincoln Street	Englewood	CO	80110
277619	Dyker Heights Dialysis Center	1435 86th Street	Brooklyn	NY	11228
277642	Purcellville Dialysis Center of Total Renal Care	280 North Hatcher Avenue	Purcellville	VA	20132
277648	Rivertowne Dialysis Center At Oxon Hill	6192 Oxon Hill Road	Oxon Hill	MD	20745
277654	Ira of Celebration	1154 Celebration Boulevard	Celebration	FL	34747
277689	Pratt Dialysis Center of Total Renal Care	203 South Watson Suite 110	Pratt	KS	67124
278156	Total Renal Care At Celia Dill Dialysis Center	Barns Office Center, Suite 206, Stoneleigh Avenue	Carmel	NY	10512
278233	Arcadia Dialysis Center	1341 East Oak Street	Arcadia	FL	34266
278238	DaVita—East Chicago	4320 Fir Street, Suite 404	East Chicago	IN	46312
278248	Rose Garden Dialysis Center	999 West Taylor Street	San Jose	CA	95126

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
278253	El Camino Dialysis Center	2490 Grant Road	Mountain View	CA	94040
278254	Evergreen Dialysis Center	2060 Aborn Road	San Jose	CA	95121
278534	Henderson Dialysis Center	1002 Highway 79 North	Henderson	TX	75652
278545	Clarkston Dialysis of DaVita	6770 Dixie Highway, Suite 205	Clarkston	MI	48346
278548	Total Renal Care—South Hayward Dialysis Center	254 Jackson Street	Hayward	CA	94544
278568	Lee Street Dialysis	5155 Lee Street Northeast	Washington	DC	20019
278786	Timpanogos Dialysis Center	852 North 500 West, Suite 200	Provo	UT	84604
278794	Garden City Dialysis	1100 Stewart Avenue	Garden City	NY	11530
279024	Harford Road Dialysis Center	5800 Harford Road	Baltimore	MD	21214
279025	DaVita Washington Plaza Dialysis Center	516-522 East Washington Boulevard	Los Angeles	CA	90015
279028	Total Renal Care At Richmond Community	1510 North 28th Street, Suite 110	Richmond	VA	23223
280304	DaVita-South County Dialysis	4145 Union Road	St. Louis	MO	63129
280350	DaVita—Detroit Dialysis	2674 East Jefferson	Detroit	MI	48207
280386	Nephrology Center of South Augusta	1631 Gordon Highway, Suite 1b	Augusta	GA	30906
280403	DaVita of Haines City	110 Patterson Road	Haines City	FL	33844
280404	Nephrology Center of Louisville	1011 Peachtree Street	Louisville	GA	30434
280414	Orangevale Dialysis	9267 Greenback Lane, Suite A-2	Orangevale	CA	95662
280489	DaVita—Okmulgee Dialysis Center	1101 South Belmont, Suite #204	Okmulgee	OK	74447
280490	DaVita—Central Tulsa Dialysis	1124 South St. Louis Avenue	Tulsa	OK	74120
280491	DaVita—Miami Dialysis Center	200 2nd Avenue Southwest	Miami	OK	74354
280492	DaVita—Muskogee Community Dialysis	2913 Azalea Park Boulevard	Muskogee	OK	74401
280495	DaVita—Stilwell Dialysis Center	319 North 2nd Street	Stilwell	OK	74960
280496	Pahrump Dialysis Center	1460 East Calvada Boulevard	Pahrump	NV	89048
280591	The New York United Dialysis Center	406 Boston Post Road	Port Chester	NY	10573
280820	DaVita Fort Pierce	1801 South 23rd Street, Suite 1	Fort Pierce	FL	34950
280825	White Plains Dialysis Center	200 Hamilton Avenue, Space 13b	Whiteplains	NY	10601
280829	DaVita—Cherokee Dialysis Center	53 Echota Church Road	Cherokee	NC	28719
281010	DaVita Hope Dialysis Center	300 Marcella Road	Hampton	VA	23666
281016	Seneca County Dialysis	65 St. Francis Street, Betty Jane Center	Tiffin	OH	44883
281046	Dialysis Systems of Hammond—DaVita	2570 Southwest Railroad Avenue, Suite A	Hammond	LA	70403
281058	Great Bridge Dialysis—Total Renal Care	745 North Battlefield Boulevard	Chesapeake	VA	23320
281071	Dulaney Towson Dialysis Center	113 West Road	Towson	MD	21204
281079	Bloomington Dialysis DaVita	8591 Lyndale Avenue South	Bloomington	MN	55420
281227	DaVita—Kenneth Hahn Plaza Dialysis Center	11854 Wilmington Avenue	Los Angeles	CA	90059
281338	Florin Dialysis Center—Total Renal Care	7000 Stockton Boulevard	Sacramento	CA	95823
281406	Kent Community Dialysis	21501 84th Avenue South	Kent	WA	98032
281411	Queens Village Dialysis	222-02 Hempstead Avenue	Queens Village	NY	11429
281412	South Las Vegas Dialysis Center—DaVita	4711 Industrial Road	Las Vegas	NV	89103
281661	DaVita—Rialto Dialysis	1850 North Riverside Avenue, Suite 150	Rialto	CA	92376
281662	DaVita Commerce City Dialysis	6320 Holly Street	Commerce City	CO	80022
281735	Weaverville Dialysis Center—Total Renal Care	329 Merrimon Avenue	Weaverville	NC	28787
281772	Bricktown Dialysis	525 Jack Martin Boulevard, Suite 200	Brick	NJ	08723
281789	Kidney Care Perry, Llc	1027 Keith Drive	Perry	GA	31069
281992	DaVita Longmont Dialysis	1700 Kylie Drive, Suite 170	Longmont	CO	80501
284522	DaVita Lakewood Crossing Dialysis	1057 South Wadsworth Boulevard	Lakewood	CO	80226
285249	DaVita—Summerlin Dialysis Center	653 Town Center Drive, Building 2, Suite 70	Las Vegas	NV	89144
285270	Dialysis of Georgia, L.L.C.	1565 East Highway 34, Suite A	Newnan	GA	30265
285733	Home Pharmacy Services C/O Cvs Procare Pharmacy	6622 Fannin Street	Houston	TX	77006
285735	Satellite Dialysis Centers—Sunnyvale	155 North Wolfe Road	Sunnyvale	CA	94086
285886	DaVita Dialysis Unit—Hopi Health Care Center	Highway 264—Mile Marker 388	Polacca	AZ	86042
286073	Dialysis of Georgia, Llc—Gainesville	2545 Flintridge Road, Suite 130	Gainesville	GA	30501
287115	DaVita Forest Park Dialysis Center	380 Forest Parkway	Forest Park	GA	30297
305989	Independent Renal Center—DaVita	12392 Highway 40	Independence	LA	70443

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

ACIS	Account Name	Address	City	State	Zip
306244	South San Francisco Dialysis	205 Kenwood Way	South San Francisco	CA	94080
312200	DaVita of Woodstock	2001 Professional Parkway, Suite 100	Woodstock	GA	30188
314625	Puyallup Dialysis Center	716-C South Hill Park	Puyallup	WA	98373
314626	Pelham Parkway Dialysis Center	1400 Pelham Parkway South/A-1, Building 5	Bronx	NY	10461
314628	Queens Dialysis At South Flushing	71-12 Park Avenue	Flushing	NY	11365
314821	DaVita First Landing Dialysis Center	1745 Camelot Drive, Suite 100	Virginia Beach	VA	23454
317405	DaVita #476—Iris City Dialysis	521 North Expressway Village, Suite 1509	Griffin	GA	30223
317860	Dialysis of Georgia, Llc—Ellijay	91 Southside Church Street	Ellijay	GA	30540
318370	East Aurora Dialysis	482 South Chambers Road	Aurora	CO	80017
319087	Satellite Dialysis Windsor	911 Medical Center Plaza, Suite 16	Windsor	CA	95492
319171	Pearland Dialysis	6516 Broadway	Pearland	TX	77581
319589	DaVita Sapulpa Dialysis Center	9647 Ridgeview Street	Tulsa	OK	74131
319590	DaVita—Indio Dialysis	46-767 Monroe Street, Suite 101	Indio	CA	92201
319618	Lake Elsinore Dialysis	32291 Mission Trail Road, Building S.	Lake Elsinore	CA	92530
319642	DaVita Pin Oak Dialysis	1302 Pin Oak Road	Katy	TX	77494
319884	DaVita Merrillville Dialysis	9223 Taft Street	Merrillville	IN	46410
319932	DaVita—Hermiston Dialysis Center	1155 West Linda Avenue	Hermiston	OR	97838
320534	Ocala Regional Kidney Center—North	2620 West Highway 316	Citra	FL	32113
320621	DaVita Flushing Dialysis	3469 Pierson Place	Flushing	MI	48433
320622	DaVita Clinton Dialysis Center	150 South 31st Street	Clinton	OK	73601
320624	DaVita Neptune Dialysis	2180 Bradley Avenue	Neptune	NJ	07753
320625	Minneapolis North East Hennepin Dialysis	1049 10th Avenue South East	Minneapolis	MN	55414
320727	Soledad Dialysis	901 Los Coches Drive	Soledad	CA	93960
323958	DaVita St. Louis Park Dialysis	6490 Excelsior Boulevard	St. Louis Park	MN	55426
342101	Satellite Dialysis Home Training	1530 Meridian Avenue, Suite 100	San Jose	CA	95125
344531	Tustin Dialysis Center	2090 North Tustin Avenue	Santa Ana	CA	92705
344533	Chadbourn Dialysis Center	210 East Strawberry Boulevard	Chadbourn	NC	28431
344551	Fowlerville Dialysis	206 East Grand River	Fowlerville	MI	48836
344606	Bakers Ferry Dialysis #0456	3645 Bakers Ferry Road	Atlanta	GA	30331
344607	Irvine Dialysis Center	16255 Laguna Canyon Road	Irvine	CA	92618
344612	Madison Dialysis Center	302 North Highway Street	Madison	NC	27025
344838	Davison Dialysis Center	1011 South State Road	Davison	MI	48423
344957	Maryville Dialysis Center	2130 Vadalabene Drive	Maryville	IL	62062
345184	Southfield West Dialysis Center	21900 Melrose, Southfield Tech Center, Building #2	Southfield	MI	48075
345193	Northeast Wichita Dialysis Center	2630 North Webb Road, Building 100, Suite 100	Wichita	KS	67226
345205	DaVita Swannanoa Dialysis Center #1508	2305 Us Highway 70	Swannanoa	NC	28778
345241	Misson Hills Dialysis	2700 North Stanton	El Paso	TX	79902
345294	Yakima Dialysis Center #1539	110 South 9th Avenue	Yakima	WA	98902

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Appendix C

List of Authorized Wholesalers

To ensure you receive the appropriate discount, it is important for Amgen to have your current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with Dialysis Center’s contract. Please update the list by adding or deleting Wholesalers, as necessary.

American Medical Distributors, Inc., Subsidiary of BelIco Drug Corporation

180 Route 109

West Babylon, NY 11704

AmenSource Corporation

100 Friars Lane

Thorofare, NJ 08086

ASD Specialty Healthcare, Subsidiary of Bergen Brunswig Drug Co.

1851 Monetary Lane

Carrollton, TX 75006

Bergen Brunswig Drug Company

283 Sand Island Access Road

Honolulu, HI 96819

Bergen Brunswig Drug Company

P0 Box 5916

Orange, CA 92613

Henry Schein Incorporated

5 Harbor Park Drive

Port Washington, NY 11050

Metro Medical Supply, Inc.

1911 Church Street

Nashville, TN 37203

Metro Medical Wholesale Supply, Inc.

1911 Church Street

Nashville, TN 37203

Priority Healthcare Corporation Charise Charles Division

285 West Central Parkway Suite 1704

Altmamonte Springs, FL 32714

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Exhibit #1

Certification Letter

                    , 200

Total Renal Care, Inc.

21250 Hawthorne Boulevard, Suite 800

Torrance, CA 90503

Attention: Kim Brady

RE:	EPOGEN® (Epoetin alfa) Agreement No. 20010259 as amended

Dear

Thank you for your participation in the [DELETED]. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at (805) 447-1000. Thank you for your assistance in returning this certification.

Sincerely,

Outcomes Incentive Analyst

CERTIFICATION:

On behalf of Total Renal Care, Inc. and all eligible Affiliates participating in the [DELETED] under Agreement No. 20010259 as amended, the undersigned hereby certifies that the [DELETED] data and any other data required to be submitted (herein referred to as “Data”), for each eligible Affiliate during the period January 1, 2003 through December 31, 2003 of this Agreement shall include the required Data from all dialysis patients from each such Affiliate, (excluding those patients whose data is obtained from laboratories not owned or operated by Total Renal Care, Inc.), and shall not include Data from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted Data will be incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting Data.

TOTAL RENAL CARE, INC.

Signature:
Print Name:
Print Title:
Date:

Amendment #1 dated December 31, 2002 to Agreement No. 20010259 (continued)

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

The parties executed this Amendment as of the dates set forth below.

AMGEN USA INC.	TOTAL RENAL CARE, INC.

Signature:	Signature:
Print Name:	Print Name:
Print Title:	Print Title:
Date:	Date:

Amgen Inc. hereby agrees to be bound by certain provisions of this Agreement, as amended, as set forth herein.

AMGEN INC.

Signature:
Print Name:
Print Title:
Date: